MERIT SECURITIES CORPORATION,
                                           as Issuer,

                                       AND

                    TEXAS COMMERCE BANK NATIONAL ASSOCIATION,
                                           as Trustee

                                 -------------



                               SERIES 7 SUPPLEMENT

                             Dated as of May 1, 1996

                                       TO

                                    INDENTURE

                          Dated as of November 1, 1994

                                 -------------



                          COLLATERALIZED MORTGAGE BONDS

                                    Series 7

                                TABLE OF CONTENTS

                                                                  Page

PRELIMINARY STATEMENT   ...........................................S-1

GRANTING CLAUSES        ...........................................S-1

SECTION 1.       Certain Defined Terms.............................S-2

SECTION 2.       Designation; Principal Amount; Maturity..........S-16

SECTION 3.       Date of the Bonds................................S-17

SECTION 4.       Book-Entry Bonds.................................S-17

SECTION 5.       Denominations....................................S-18

SECTION 6.       Determination of Interest Payments...............S-18

SECTION 7.       Application of Funds.............................S-20

SECTION 8.       Places for Payment...............................S-21

SECTION 9.       Redemption.......................................S-21

SECTION 10.      Additional and Subordinated Bonds................S-22

SECTION 11.      Default..........................................S-23

SECTION 12.      Repurchase of Mortgage Collateral................S-25

SECTION 13.      Custodial Reserve Fund...........................S-25

SECTION 14.      Certain Matters Regarding MBIA and the MBIA

                 Policy...........................................S-25

SECTION 15.      Additional Obligations and Covenants of the
                      Trustee.....................................S-30

SECTION 16.      Notice to the Rating Agencies and to MBIA........S-30

SECTION 17.      Monthly Remittance Report........................S-31



                                     (i)

                                                                  Page

SECTION 18.      Purchase of Delinquent Mortgage Loans by Issuer..S-31

SECTION 19.      Additional Covenants of the Issuer...............S-31

SECTION 20.      Amendments to Indenture..........................S-32

SECTION 21.      Amendments to Definitions........................S-37

SECTION 22.      Direction to Trustee.............................S-37

SECTION 23.      Ratification of Indenture........................S-37

SECTION 24.      Form of Bonds....................................S-37

SECTION 25.      Schedules........................................S-37

SECTION 26.      Counterparts.....................................S-37

SECTION 27.      GOVERNING LAW....................................S-38


SCHEDULE I-A     FIRST POOL MORTGAGE LOANS
SCHEDULE I-B     SECOND POOL MORTGAGE LOANS
SCHEDULE II      INTEREST FUND LOANS

EXHIBIT A-1      FORM OF CLASS A-1 BONDS
EXHIBIT A-2      FORM OF CLASS A-2 BONDS
EXHIBIT A-3      FORM OF CLASS A-3 BONDS
EXHIBIT A-4      FORM OF CLASS A-4 BONDS
EXHIBIT A-5      FORM OF CLASS A-5 BONDS
EXHIBIT B        PARAMETERS FOR ADDITIONAL MORTGAGE COLLATERAL
EXHIBIT C        MBIA POLICY


                               (ii)

                               SERIES 7 SUPPLEMENT

         THIS SERIES 7 SUPPLEMENT (this "Series Supplement"), dated as of May 1, 1996, by and between MERIT SECURITIES CORPORATION, a Virginia corporation (the "Issuer"), and TEXAS COMMERCE BANK NATIONAL ASSOCIATION, a national banking association, as trustee (the "Trustee"), under an Indenture dated as of November 1, 1994 (the "Original Indenture" and, as supplemented by this Series Supplement, the "Indenture"), recites and provides as follows:

                              PRELIMINARY STATEMENT

         Sections 4.01, 4.02 and 10.01 of the Original Indenture provide, among other things, that the Issuer, when authorized by its Board of Directors, and the Trustee may at any time and from time to time enter into an indenture supplemental to the Original Indenture for the purpose of authorizing a Series of Bonds and to specify certain terms of each Series of Bonds. The Board of Directors of the Issuer has duly authorized the creation of a Series of Bonds with an aggregate principal amount of $528,550,000, to be known as the Collateralized Mortgage Bonds, Series 7 (the "Bonds"), which will consist of five Classes of Bonds designated as provided herein.

                                GRANTING CLAUSES

         (a) To secure the payment of the principal of and interest on the Bonds in accordance with their terms, all of the sums payable under the Original Indenture and this Series Supplement with respect to the Bonds and the performance of the covenants with respect to the Bonds contained in the Original Indenture and this Series Supplement, the Issuer hereby Grants to the Trustee, in trust and as collateral security as provided in the Original Indenture and this Series Supplement, for the benefit of the Holders of the Bonds and MBIA, all of the Issuer's right, title and interest in and to any and all benefits accruing to the Issuer from (i) the Mortgage Loans listed in Schedule I-A and
Schedule I-B (collectively referred to herein as "Schedule I") to this Series Supplement (the "Mortgage Loans") that the Issuer is causing to be delivered to the Trustee herewith (and all substitutions therefor as provided by Section 3.11 of the Original Indenture), together with the related Loan Documents and the Issuer's interest in any Mortgaged Premises that secured a Mortgage Loan but that is acquired by foreclosure or deed in lieu of foreclosure after the Delivery Date, all Monthly Payments due after May 1, 1996 and all Curtailments or other principal prepayments received with respect to the Mortgage Loans paid by the Borrower after May 23, 1996, (ii) any Substitute Mortgage Loans, (iii) the Sales Agreement, except that the Issuer shall retain its right to fees under
Section 9 thereof and shall retain and assign its right to indemnification under
Section 13 thereof, respectively, (iv) the Servicing Agreements (including any Additional Collateral held pursuant to the TBC Servicing Agreement), (v) the Master Servicing Agreement, (vi) any subservicing agreements, (vii) the Custody Agreement, (viii) the Standard Hazard Insurance Policies and the Primary Mortgage Insurance Policies, if any, for the Mortgage Loans, (ix) the Title Insurance Policies, or other evidence of title permitted by the terms of the Custody Agreement, for the Mortgage Loans, (x) the Collateral Proceeds Account, the Custodial Reserve Fund and the Surplus Account, whether in the form of cash, instruments, securities or other properties, and
(xi) the proceeds of all the foregoing (including, but not by way of limitation, all cash, proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, rights to payment of any and every kind and other forms of obligations and receivables that at any time constitute all or part or are included in the proceeds of any of the foregoing) (items (i) through (xi) collectively, the "Trust Estate") to secure the Bonds.

         (b) The Trustee acknowledges such Grant, accepts the trusts hereunder in accordance with the provisions hereof and of the Original Indenture and agrees to perform the duties herein or therein required in accordance with Article Seven of the Original Indenture to the end that the interests of the Bondholders and MBIA may be adequately and effectively protected.

         (c) The Trustee agrees that it will hold the MBIA Policy in trust, and that it will hold any proceeds of any claim made upon the MBIA Policy, solely for the use and benefit of the Bondholders in accordance with the terms hereof and of the MBIA Policy.

SECTION 1.          CERTAIN DEFINED TERMS.

         With respect to the Bonds and in addition to the definitions set forth in Section 1.01 of the Original Indenture, the following provisions shall govern the defined terms set forth below. Capitalized words and phrases used herein but not defined herein or in the Original Indenture shall have the meanings set forth in the Standard Provisions.

         "ACCRUAL DATE": With respect to each Payment Date, the 27th day of each month with respect to the Class A-1 and Class A-5 Bonds, and the last day of the preceding calendar month with respect to the Class A-2, Class A-3 and Class A-4 Bonds.

         "ACCRUAL PERIOD": With respect to each Payment Date, (a) for the Class A-1 and Class A-5 Bonds, the period commencing on the 28th day of the preceding month through the 27th day of the month in which such Payment Date is deemed to occur (except that the first Accrual Period for the Class A-1 and Class A-5 Bonds will be the period from the Delivery Date through June 27, 1996); and (b) for the Class A-2 Bonds, Class A-3 Bonds and the Class A-4 Bonds, the calendar month preceding the month in which such Payment Date is deemed to occur.

         "ADDITIONAL BONDS": Series 7 Bonds initially issued after the Delivery Date pursuant to Section 10 hereof that rank pari passu with the Bonds originally issued on the Delivery Date.

         "ADDITIONAL COLLATERAL": Collateral, other than real estate or shares of stock in a cooperative housing corporation, held with respect to Mortgage Loans pursuant to the TBC Servicing Agreement, generally consisting of marketable securities.

         "ADDITIONAL MORTGAGE COLLATERAL": Mortgage Loans pledged to the Trustee following the Delivery Date in connection with the issuance of Additional Bonds pursuant to Section 10 hereof, provided that following such pledge, aggregate Mortgage Loans then pledged to secure the Bonds are within the parameters set forth in Exhibit B attached hereto.

         "ADMINISTRATIVE COST RATE": For each Mortgage Loan, the rate per annum set forth on Schedule I hereto, which rate shall be equal to the sum of the Master Servicing Fee Rate, the Servicing Fee Rate and the MBIA Premium Rate, in each case attributable to that Mortgage Loan.

         "ARM FIRST POOL MORTGAGE LOANS": The Mortgage Loans listed in Schedule I-A to this Series Supplement that pay interest at an adjustable rate.

         "ARM/HIGH STRIP EXCESS LOSS AMOUNT": On each Payment Date, an amount equal to the product of (i) the Excess Loss Amount and (ii) a fraction equal to
(A) any Realized Losses attributable to the ARM First Pool Mortgage Loans and the High Strip incurred during the related Prepayment Period divided by (B) the total Realized Losses incurred during the related Prepayment Period.

         "ARM/HIGH STRIP PRINCIPAL PAYMENT AMOUNT":

                  (a) on each Payment Date on which (i) the Overcollateralization Amount is greater than zero but less than the Target Overcollateralization Amount and (ii) the claims-paying ability of MBIA is rated no lower than the second highest long term rating category by any Rating Agency, the amount, if any, by which (i) the aggregate Scheduled Principal Balance of the ARM First Pool Mortgage Loans and the High Strip as of the immediately preceding Payment Date (or the Cut-off Date, in the case of the first Payment Date) exceeds
         (ii) the aggregate Scheduled Principal Balance of the ARM First Pool Mortgage Loans and the High Strip as of the current Payment Date (without regard to the decline in the Scheduled Principal Balance of the ARM First Pool Mortgage Loans and the High Strip attributable to any Realized Losses incurred in the related Prepayment Period);

                  (b) on each Payment Date on which (i) the Overcollateralization Amount is greater than zero but less than the Target Overcollateralization Amount and (ii) the claims-paying ability of MBIA is rated lower than the second highest long term rating category by any Rating Agency, the amount, if any, by which (i) the aggregate Scheduled Principal Balance of the ARM First Pool Mortgage Loans and the High Strip as of the immediately preceding Payment Date (or the Cut-off Date, in the case of the first Payment Date) exceeds
         (ii) the sum of (A) the aggregate Scheduled Principal Balance of the ARM First Pool Mortgage Loans and the High Strip as of the current Payment Date and (B) the ARM/High Strip Excess Loss Amount;

                  (c) on each Payment Date on which (i) the Overcollateralization Amount is greater than or equal to the Target Overcollateralization Amount (but only to the extent that the Overcollateralization Amount continues to equal or exceed the Target Overcollateralization Amount) and (ii) the claims-paying ability of MBIA is not rated lower than the second highest long term rating category by any Rating Agency, the product of (x) the Bond Payment Percentage for the First Pool Bonds and (y) the amount, if any, by which (i) the aggregate Scheduled Principal Balance of the ARM First Pool Mortgage Loans and the High Strip as of the immediately preceding Payment Date (or the Cut-off Date, in the case of the first Payment Date) exceeds (ii) the aggregate Scheduled Principal Balance of the ARM First Pool Mortgage Loans and the High Strip as of the current Payment Date (without regard to the decline in the Scheduled Principal Balance of the ARM First Pool Mortgage Loans and the High Strip attributable to any Realized Losses incurred in the related Prepayment Period);

                  (d) on each Payment Date on which (i) the Overcollateralization Amount is greater than or equal to the Target Overcollateralization Amount (but only to the extent that the Overcollateralization Amount continues to equal or exceed the Target Overcollateralization Amount) and (ii) the claims-paying ability of MBIA is rated lower than the second highest long term rating category by any Rating Agency, the product of (x) the Bond Payment Percentage for the First Pool Bonds and (y) the amount, if any, by which (i) the aggregate Scheduled Principal Balance of the ARM First Pool Mortgage Loans and the High Strip as of the immediately preceding Payment Date (or the Cut-off Date, in the case of the first Payment Date) exceeds
         (ii) the sum of (A) the aggregate Scheduled Principal Balance of the ARM First Pool Mortgage Loans and the High Strip as of the current Payment Date and (B) the ARM/High Strip Excess Loss Amount; and

                  (e) on each Payment Date on which the Overcollateralization Amount is less than or equal to zero, the greater of (i) the amount by which (A) the aggregate principal amount of the First Pool Bonds outstanding exceeds (B) the aggregate Scheduled Principal Balance of the First Pool Mortgage Loans as of the current Payment Date, less the Low Strip Principal Payment Amount on such Payment Date and (ii) the amount by which (A) the Scheduled Principal Balance of the ARM First Pool Mortgage Loans and the High Strip as of the immediately preceding Payment Date (or the Cut-off Date in the case of the first Payment
         Date) exceeds (B) the Scheduled Principal Balance of the ARM First Pool Mortgage Loans and the High Strip as of the current Payment Date (without regard to the decline in the Scheduled Principal Balance of the ARM First Pool Mortgage Loans and the High Strip attributable to any Realized Losses incurred in the related Prepayment Period).

         "ARM LOANS": Collectively, the ARM First Pool Mortgage Loans and the ARM Second Pool Mortgage Loans.

         "ARM SECOND POOL MORTGAGE LOANS":  The Mortgage Loans listed in
Schedule I-B to this Series Supplement that pay interest at an adjustable rate.

         "AVAILABLE FUNDS":  The Available Funds on any Payment Date will equal
(a) the sum of the following:

            (i) all payments of interest (including Month End Interest paid by the Master Servicer) and principal with respect to the Mortgage Loans and any amounts in respect of any REO (including Liquidation Proceeds (net of liquidation expenses) and Insurance Proceeds) collected with respect to and during the related Due Period (or Prepayment Period, in the case of unscheduled prepayments and other Liquidation Proceeds) and deposited in the Collateral Proceeds Account;

           (ii) any Advance of principal or interest due on a Mortgage Loan during the related Due Period and deposited in the Collateral Proceeds Account;

          (iii) any Monthly Payments with respect to the Mortgage Loans due during, but collected prior to, the related Due Period; and

           (iv) all amounts received during the related Prepayment Period in connection with (A) the purchase of any Mortgage Loan due to the delivery of defective loan documentation or otherwise, or
                  (B) the purchase of a Converted Mortgage Loan;

less (b) the sum of the following:

            (i) one-twelfth of the applicable Administrative Cost Rate multiplied by the Scheduled Principal Balance for each Mortgage Loan (plus any additional fees payable to a Special Servicer, if any, with respect to certain Defaulted Mortgage Loans);

           (ii) all amounts required as reimbursement for any Advances previously made on a Mortgage Loan upon the Liquidation of such Mortgage Loan;

          (iii) all amounts required to be reimbursed for any Non-Recoverable Advances previously made with respect to the Mortgage Loans; and

           (iv) from and after the occurrence of an Event of Default, all sums due under the Indenture to the Trustee associated with the disposition of all or a portion of the Trust Estate or the exercise of any of the other remedies set forth in Article Six of the Indenture.

         "BOND PAYMENT PERCENTAGE": On each Payment Date, 100%; except that if on any Payment Date (a) the Overcollateralization Amount is greater than or equal to the Target Overcollateralization Amount but only to the extent that the Overcollateralization Amount continues to equal or exceed the Target Overcollateralization Amount, and (b) over the prior six months, the average Unpaid Principal Balance of the Mortgage Loans delinquent 60 days or more (including for this purpose any Mortgage Loans in foreclosure and REO) has not exceeded 4% of the average aggregate Unpaid Principal Balance of all Mortgage Loans, then the Bond Payment Percentage for purposes of the ARM/High Strip Principal Payment Amount and the Low Strip Principal Payment Amount for such Payment Date will be the First Pool Bond

Percentage, and the Bond Payment Percentage for purposes of the Second Pool Principal Payment Amount for such Payment Date will be the Class A-5 Bond Percentage.

         "BONDS": The Class A-1, Class A-2, Class A-3, Class A-4 and Class A-5 Bonds.

         "CLASS A-1 INTEREST RATE": On each Payment Date, the Class Interest Rate for the Class A-1 Bonds will equal the per annum rate equal to One-Month LIBOR, as determined on the applicable Floating Rate Determination Date, plus 0.52%, subject to a cap of 10.00% per annum, except that (i) the Class A-1 Interest Rate for the first Payment Date is 5.9575% and (ii) the Class A-1 Interest Rate for any Payment Date following the first Payment Date on which the Issuer has the option to redeem the Bonds shall be the per annum rate equal to One-Month LIBOR, as determined on the applicable Floating Rate Determination Date, plus 1.04%, subject to a cap of 10.52% per annum, provided that, if the Issuer redeems the Class A-1 Bonds through an Affiliate and the Class A-1 Bonds remain Outstanding following such purchase, the Class A-1 Interest Rate shall not be thereafter increased as provided in this clause (ii).

         "CLASS A-2 INTEREST RATE": On each Payment Date, the Class Interest Rate for the Class A-2 Bonds will equal, subject to a cap of 15.00% per annum,
(a) twelve times the sum of (i) the amount of interest at the per annum rate equal to the weighted average (by principal balance) of the Net Rates on the First Pool Mortgage Loans, accrued during the applicable Accrual Period for the Class A-2 Bonds on the outstanding principal balance of the Class A-2 Bonds immediately prior to such Payment Date; (ii) the amount of interest at the per annum rate equal to the excess of (x) the weighted average (by principal balance) of the Net Rates on the ARM First Pool Mortgage Loans and the High Strip Interest Rate on the High Strip over (y) the Class A-1 Interest Rate, accrued during the applicable Accrual Period for the Class A-2 Bonds on a notional principal balance equal to the outstanding principal balance of the Class A-1 Bonds immediately prior to such Payment Date; and (iii) the amount of interest at the per annum rate equal to the excess of the Low Strip Interest Rate over the Class Interest Rate on the Class A-3 Bonds, accrued during the applicable Accrual Period for the Class A-3 Bonds on a notional principal balance equal to the outstanding principal balance of the Class A-3 Bonds immediately prior to such Payment Date, divided by (b) the outstanding principal balance of the Class A-2 Bonds immediately prior to such Payment Date. For the initial Payment Date, the Class Interest Rate on the Class A-2 Bonds will be 15.00% per annum.

         "CLASS A-3 INTEREST RATE": The Class Interest Rate for the Class A-3 Bonds is 7.00% per annum.

         "CLASS A-4 INTEREST RATE": The Class Interest Rate for the Class A-4 Bonds is 7.50% per annum.

         "CLASS A-5 BOND PERCENTAGE": On each Payment Date, the aggregate outstanding principal balance of the Class A-5 Bonds divided by the then aggregate Scheduled Principal Balance of the Second Pool Mortgage Loans as of such Payment Date (but may not be more than 100%).

         "CLASS A-5 INTEREST RATE": On each Payment Date, the Class Interest Rate for the Class A-5 Bonds will equal the per annum rate equal to One-Month LIBOR, as determined on the applicable Floating Rate Determination Date, plus 0.52%, subject to a cap of 10.00% per annum except that (i) the Class A-5 Interest Rate for the first Payment Date is 5.9575% and (ii) the Class A-5 Interest Rate for any Payment Date following the first Payment Date on which the Issuer has the option to redeem the Bonds shall be the per annum rate equal to One-Month LIBOR, as determined on the applicable Floating Rate Determination Date, plus 1.04%, subject to a cap of 10.52% per annum, provided that, if the Issuer redeems the Class A-5 Bonds through an Affiliate and the Class A-5 Bonds remain Outstanding following such purchase, the Class A-5 Interest Rate shall not be thereafter increased as provided in this clause (ii).

         "CLASS INTEREST RATE": With respect to a Payment Date, the Class A-1 Interest Rate, Class A-2 Interest Rate, Class A-3 Interest Rate, Class A-4 Interest Rate or Class A-5 Interest Rate, as applicable.

         "CLEARING AGENCY": The Depository Trust Company or any successor depository selected by the Issuer.

         "CONVERTED MORTGAGE LOAN": An ARM Loan with respect to which the Borrower has complied with the applicable requirements of the Note to convert the Note Rate to a fixed rate of interest, and such conversion has been processed by the applicable Servicer. If a Converted Mortgage Loan is not repurchased by the Participant, it shall be treated for purposes of the ARM/High Strip Principal Payment Amount and the Low Strip Principal Payment Amount as an ARM Loan.

         "CPR": Constant Prepayment Rate, as calculated in accordance with industry standards.

         "CURTAILMENT": Any partial prepayment of principal on a Mortgage Loan which otherwise is current.

         "CUSTODY AGREEMENT": The custody agreement between the Trustee and Texas Commerce Bank National Association, as custodian, dated as of June 6, 1996.

         "CUT-OFF DATE": May 1, 1996.

         "DEFICIENCY AMOUNT": With respect to any Payment Date, the excess, if any, of (i) the Payment Amount over (ii) Available Funds.

         "DELIVERY DATE": June 6, 1996.

         "ELIGIBLE INVESTMENTS": For purposes of the definition of Eligible Investments in the Indenture, references to long-term debt ratings in one of the two highest applicable categories from each Rating Agency shall be deemed to be ratings of "AA" or higher by S&P and "Aa2" or higher by Moody's Investors Service and references to commercial paper or short-term debt ratings in the highest applicable category from each Rating Agency shall be deemed to be "A-1" by S&P and "P-1" by Moody's Investors Service.

         "ERISA": The Employee Retirement Income Security Act of 1974, as amended.

         "EXCESS LOSS AMOUNT": On each Payment Date, the amount, if any, by which Realized Losses incurred during the related Prepayment Period exceed the excess of (i) one month's interest at the weighted average (by principal balance) Net Rate of the Mortgage Loans on the Overcollateralization Amount (to the extent of Available Funds attributable to interest received or advanced with respect to the Mortgage Loans on such Payment Date in excess of the lesser of the amounts described in clauses (i)(A) and (i)(B) of the definition of "Interest Rate Coverage Amount") over (ii) any Interest Rate Coverage Amount.

         "FIRST POOL BOND PERCENTAGE": On each Payment Date, the aggregate outstanding principal balance of the First Pool Bonds divided by the then aggregate Scheduled Principal Balance of the First Pool Mortgage Loans as of such Payment Date (but may not be more than 100%).

         "FIRST POOL BONDS": The Class A-1, Class A-2, Class A-3 and Class A-4 Bonds.

         "FIRST POOL MORTGAGE LOANS": The Mortgage Loans listed in Schedule I-A to this Series Supplement.

         "FIXED FIRST POOL MORTGAGE LOANS": The Mortgage Loans listed in
Schedule I-A to this Series Supplement that pay interest at a fixed rate.

         "FLOATING RATE DETERMINATION DATE": For each Accrual Period for the Class A-1 and Class A-5 Bonds after the initial Accrual Period, the second London Banking Day prior to the commencement of such Accrual Period.

         "HIGH STRIP": The aggregate of the Scheduled Principal Balance of each Fixed First Pool Mortgage Loan multiplied by a fraction (not greater than one) the numerator of which is equal to the Net Rate on such Mortgage Loan less the Low Strip Interest Rate (but not less than zero) and the denominator of which is equal to the High Strip Interest Rate less the Low Strip Interest Rate.

         "HIGH STRIP INTEREST RATE": 10.00% per annum.

         "INSURANCE AGREEMENT": The insurance agreement dated as of May 1, 1996 by and among MBIA, Resource, the Issuer and the Trustee.

         "INSURED PAYMENT": (1) On any Payment Date, any Deficiency Amount and
(2) any Preference Amount.

         "INTEREST PAYMENT AMOUNT": On each Payment Date, the Interest Payment Amount for each Class of Bonds will equal interest at the applicable Class Interest Rate for the applicable Accrual Period on the outstanding principal balance of each Class of Bonds immediately prior to such Payment Date.

         "INTEREST RATE COVERAGE AMOUNT": On each Payment Date, the lesser of
(i) the amount by which (A) interest accrued at the applicable Class Interest Rates on all Classes of Bonds for the applicable Accrual Period exceeds (B) interest accrued during the applicable Due Period at a rate equal to the weighted average (by principal balance) Net Rate of the Mortgage Loans on the aggregate outstanding principal balance of the Bonds immediately preceding such Payment Date (to the extent of Available Funds attributable to interest received or advanced with respect to the Mortgage Loans on such Payment Date) and (ii) one month's interest at the weighted average (by principal balance) Net Rate of the Mortgage Loans on the Overcollateralization Amount (to the extent of Available Funds attributable to interest received or advanced with respect to the Mortgage Loans on such Payment Date in excess of the amount described in clause (i)(B) of this definition).

         "LONDON BANKING DAY": Any day on which commercial banks and foreign exchange markets settle payments in London and New York City.

         "LONG BEACH": Long Beach Mortgage Company, a Delaware corporation, or its successors and assigns.

         "LONG BEACH SERVICING AGREEMENT": The Seller's Warranties and Servicing Agreement, dated as of March 1, 1996, by and between Long Beach and Saxon Mortgage, Inc.

         "LOW STRIP": The aggregate of the Scheduled Principal Balance of each Fixed First Pool Mortgage Loan multiplied by a fraction (not greater than one) the numerator of which is equal to the High Strip Interest Rate less the Net Rate on such Mortgage Loan (but not less than zero) and the denominator of which is equal to the High Strip Interest Rate less the Low Strip Interest Rate.

         "LOW STRIP EXCESS LOSS AMOUNT": On each Payment Date, an amount equal to the product of (i) the Excess Loss Amount and (ii) a fraction equal to any Realized Losses attributable to the Low Strip incurred during the related Prepayment Period divided by the total Realized Losses incurred during the related Prepayment Period.

         "LOW STRIP INTEREST RATE": 7.50% per annum.

         "LOW STRIP PRINCIPAL PAYMENT AMOUNT":

                  (a) on each Payment Date on which (i) the Overcollateralization Amount is greater than zero but less than the Target Overcollateralization Amount and (ii) the claims-paying ability of MBIA is rated no lower than the second highest long term rating category by any Rating Agency, the amount, if any, by which (i) the Low Strip as of the immediately preceding Payment Date (or the Cut-off Date, in the case of the first Payment Date) exceeds (ii) the Low Strip as of the current Payment Date (without regard to the decline in the Low Strip attributable to any Realized Losses incurred in the related Prepayment Period);

                  (b) on each Payment Date on which (i) the Overcollateralization Amount is greater than zero but less than the Target Overcollateralization Amount and (ii) the claims-paying ability of MBIA is rated lower than the second highest long term rating category by any Rating Agency, the amount, if any, by which (i) the Low Strip as of the immediately preceding Payment Date (or the Cut-off Date, in the case of the first Payment Date) exceeds (ii) the sum of
         (A) the Low Strip as of the current Payment Date and (B) the Low Strip Excess Loss Amount;

                  (c) on each Payment Date on which (i) the Overcollateralization Amount is greater than or equal to the Target Overcollateralization Amount (but only to the extent that the Overcollateralization Amount continues to equal or exceed the Target Overcollateralization Amount) and (ii) the claims-paying ability of MBIA is not rated lower than the second highest long term rating category by any Rating Agency, the product of (x) the Bond Payment Percentage for the First Pool Bonds and (y) the amount, if any, by which (i) the Low Strip as of the immediately preceding Payment Date (or the Cut-off Date, in the case of the first Payment Date) exceeds
         (ii) the Low Strip as of the current Payment Date (without regard to the decline in the Low Strip attributable to any Realized Losses incurred in the related Prepayment Period);

                  (d) on each Payment Date on which (i) the Overcollateralization Amount is greater than or equal to the Target Overcollateralization Amount (but only to the extent that the Overcollateralization Amount continues to equal or exceed the Target Overcollateralization Amount) and (ii) the claims-paying ability of MBIA is rated lower than the second highest long term rating category by any Rating Agency, the product of (x) the Bond Payment Percentage for the First Pool Bonds and (y) the amount, if any, by which (i) the Low Strip as of the immediately preceding Payment Date (or the Cut-off Date, in the case of the first Payment Date) exceeds (ii) the sum of
         (A) the Low Strip as of the current Payment Date and (B) the Low Strip Excess Loss Amount; and

                  (e) on each Payment Date on which the Overcollateralization Amount is less than or equal to zero, the greater of (i) the amount by which (A) the aggregate principal amount of the Class A-3 and Class A-4 Bonds outstanding exceeds (B) the Low Strip as of the current Payment Date and (ii) the amount by which (A) the Low Strip as of the immediately preceding Payment Date (or the Cut-off Date in the case of the first Payment Date) exceeds (B) the Low Strip as of the current Payment Date (without regard to the decline in the Low Strip attributable to any Realized Losses incurred in the related Prepayment Period).

         "MASTER SERVICER":  Resource, its permitted successors and assigns.

         "MASTER SERVICING AGREEMENT": The master servicing agreement dated as of May 1, 1996 by and between the Issuer and the Master Servicer, which incorporates therein the Standard Terms to the Master Servicing Agreement, June 1, 1995 Edition.

         "MASTER SERVICING FEE RATE": For each Mortgage Loan, the rate per annum designated as the Master Servicing Rate for such Mortgage Loan in the Master Servicing Agreement, which shall include the Trustee Fee Rate.

         "MBIA": MBIA Insurance Corporation, a stock insurance company organized and created under the laws of the State of New York and any successors thereto.

         "MBIA DEFAULT":  The existence and continuance of any of the following:

                  (a)      an MBIA Payment Default; or

                  (b) (i) the entry by a court having jurisdiction in the premises of (A) a decree or order for relief in respect of MBIA in an involuntary case or proceeding under any applicable United States federal or state bankruptcy, insolvency, rehabilitation, reorganization or other similar law or (B) a decree or order adjudging MBIA a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, rehabilitation, arrangement, adjustment or composition of or in respect of MBIA under any applicable United States federal or state law, or appointing a custodian, receiver, liquidator, rehabilitator, assignee, trustee, sequestrator or other similar official of MBIA or of any substantial part of its property, or ordering the winding-up or liquidation of its affairs and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive days; or

                           (ii) the commencement by MBIA of a voluntary case or proceeding under any applicable United States federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent of MBIA to the entry of a decree or order for relief in respect of MBIA in an involuntary case or proceeding under any applicable United States federal or state bankruptcy or insolvency case or proceeding against MBIA, or the filing by MBIA of a petition or answer or consent seeking reorganization or relief under any applicable United States federal or state law, or the consent by MBIA to the filing of such petition or to the appointment of or the taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of MBIA or of any substantial part of its property, or the failure of MBIA to pay its debts generally as they become due, or the admission by MBIA in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by MBIA in furtherance of any such action.

         "MBIA PAYMENT DEFAULT": Failure by MBIA to make an Insured Payment required under the MBIA Policy in accordance with its terms.

         "MBIA POLICY": The irrevocable financial guaranty insurance policy (Policy No. 21296) including any endorsements thereto, issued by MBIA with respect to the Bonds, in the form attached hereto as Exhibit C.

         "MBIA PREMIUM RATE": For each Mortgage Loan, the rate set forth in the Insurance Agreement.

         "MBIA REIMBURSEMENT AMOUNT": An amount equal to the following to the extent that any such amounts have not previously been reimbursed to MBIA:

                  (a) a sum equal to the total of all amounts paid by MBIA under the MBIA Policy;

                  (b) any and all out-of-pocket charges, fees, costs and expenses that MBIA may reasonably pay or incur, including, but not limited to, attorneys' and accountants' fees and expenses, in connection with (i) in the event of payments under the MBIA Policy, any accounts established to facilitate payments under the MBIA Policy or other administrative expenses relating to such payments under the MBIA Policy, and (ii) the enforcement, defense or preservation of any rights in respect of the MBIA Policy and related documents, including defending, monitoring or participating in any litigation or proceeding (including any insolvency or bankruptcy proceeding relating to the MBIA Policy and related documents or any party thereto);

                  (c) any payments made by MBIA on behalf of, or advanced to, the Trust Estate; and

                  (d) with respect to each amount described in clauses (a) through (c) that is reimbursed to MBIA, interest on such amount at the Late Payment Rate (as defined in the Insurance Agreement).

         "MERITECH": Meritech Mortgage Services, Inc., a Texas corporation, or its successors and assigns.

         "MERITECH SERVICING AGREEMENT": The Servicing Agreement dated May 1, 1996 by and between the Issuer and Meritech, which incorporates therein the Standard Terms to Meritech Servicing Agreement, June 1, 1995 edition.

         "MORTGAGE LOANS": The Mortgage Loans listed in Schedule I to this Series Supplement.

         "MORTGAGE POOL": Either all of the First Pool Mortgage Loans or all of the Second Pool Mortgage Loans, as the case may be.

         "ONE-MONTH LIBOR": For each applicable Accrual Period, the per annum rate established in accordance with the provisions of Section 6(b) hereof.

         "OVERCOLLATERALIZATION AMOUNT": On each Payment Date, before giving effect to any payments to be made on such Payment Date, the difference between
(i) the aggregate Scheduled Principal Balance of the Mortgage Loans and (ii) the outstanding principal balance of the Bonds (which difference may be a negative number).

         "PAYMENT AMOUNT": On any Payment Date, the sum of the Interest Payment Amounts for each Class of Bonds and the Principal Payment Amount.

         "PAYMENT DATE": The twenty-eighth day of each month (or, if such day is not a Business Day, the next succeeding Business Day), commencing in June 1996. For accounting purposes only, the Payment Date for a month will be deemed to occur on the 28th day of the month without regard to whether such day is a Business Day.

         "PREFERENCE AMOUNT": Any amount previously distributed to the Bondholders that is recoverable and sought to be recovered as a voidable preference by a trustee in bankruptcy pursuant to the United States Bankruptcy Code (11 U.S.C.), as amended from time to time in accordance with a final nonappealable order of a court having competent jurisdiction.

         "PRINCIPAL PAYMENT AMOUNT": On any Payment Date, the sum of the ARM/High Strip Principal Payment Amount, the Low Strip Principal Payment Amount, and the Second Pool Principal Payment Amount.

         "PURCHASE PRICE": With respect to a Mortgage Loan purchased from the Trust Estate in accordance with Section 12 hereof, an amount equal to the Unpaid Principal Balance of the Mortgage Loan plus (i) if such Mortgage Loan is repurchased during a Prepayment Period that ends during the calendar month in which the repurchase occurs, accrued and unpaid interest thereon at the applicable Net Rate to the date of purchase, or (ii) if such Mortgage Loan is repurchased during a Prepayment Period that does not end during the calendar month in which the repurchase occurs, accrued and unpaid interest thereon at the applicable Net Rate through the end of the calendar month in which the purchase occurs.

         "RATING AGENCY":  Each of Moody's Investors Service, Inc. and S&P.

         "REDEMPTION PRICE": An amount equal to 100% of the aggregate Outstanding principal balance of the Class of Bonds redeemed plus accrued and unpaid interest through the applicable Accrual Date.

         "RESOURCE":  Resource Mortgage Capital, Inc., a Virginia corporation.

         "S&P": Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc.

         "SALES AGREEMENT": The Sales Agreement relating to the Mortgage Loans, by and between the Issuer and Resource, dated as of May 30, 1996.

         "SECOND POOL EXCESS LOSS AMOUNT": On each Payment Date, an amount equal to the product of (i) the Excess Loss Amount and (ii) a fraction equal to any Realized Losses attributable to the Second Pool Mortgage Loans incurred during the related Prepayment Period divided by the total Realized Losses incurred during the related Prepayment Period.

         "SECOND POOL MORTGAGE LOANS": The Mortgage Loans listed in Schedule I-B to this Series Supplement.

         "SECOND POOL PRINCIPAL PAYMENT AMOUNT":

                  (a) on each Payment Date on which (i) the Overcollateralization Amount is greater than zero but less than the Target Overcollateralization Amount and (ii) the claims-paying ability of MBIA is rated no lower than the second highest long term rating category by any Rating Agency, the amount, if any, by which (i) the aggregate Scheduled Principal Balance of the Second Pool Mortgage Loans as of the immediately preceding Payment Date (or the Cut-off Date, in the case of the first Payment Date) exceeds (ii) the aggregate Scheduled Principal Balance of the Second Pool Mortgage Loans as of the current Payment Date (without regard to the decline in the Scheduled Principal Balance of the Second Pool Mortgage Loans attributable to any Realized Losses incurred in the related Prepayment Period);

                  (b) on each Payment Date on which (i) the Overcollateralization Amount is greater than zero but less than the Target Overcollateralization Amount and (ii) the claims-paying ability of MBIA is rated lower than the second highest long term rating category by any Rating Agency, the amount, if any, by which (i) the aggregate Scheduled Principal Balance of the Second Pool Mortgage Loans as of the immediately preceding Payment Date (or the Cut-off Date, in the case of the first Payment Date) exceeds (ii) the sum of (A) the aggregate Scheduled Principal Balance of the Second Pool Mortgage Loans as of the current Payment Date and (B) the Second Pool Excess Loss Amount;

                  (c) on each Payment Date on which (i) the Overcollateralization Amount is greater than or equal to the Target Overcollateralization Amount (but only to the extent that the Overcollateralization Amount continues to equal or exceed the Target Overcollateralization Amount) and (ii) the claims-paying ability of MBIA is not rated lower than the second highest long term rating category by any Rating Agency, the product of (x) the Bond Payment Percentage for the Class A-5 Bonds and (y) the amount, if any, by which
         (i) the aggregate Scheduled Principal Balance of the Second Pool Mortgage Loans as of the immediately preceding Payment Date (or the Cut-off Date, in the case of the first Payment Date) exceeds (ii) the aggregate Scheduled Principal Balance of the Second Pool Mortgage Loans as of the current Payment Date (without regard to the decline in the Scheduled Principal Balance of the Second Pool Mortgage Loans attributable to any Realized Losses incurred in the related Prepayment Period);

                  (d) on each Payment Date on which the Overcollateralization Amount is greater than or equal to the Target Overcollateralization Amount (but only to the extent that the Overcollateralization Amount continues to equal or exceed the Target Overcollateralization Amount) and the claims-paying ability of MBIA is rated lower than the second highest long term rating category by any Rating Agency, the product of
         (x) the Bond Payment Percentage for the Class A-5 Bonds and (y) the amount, if any, by which (i) the aggregate Scheduled Principal Balance of the Second Pool Mortgage Loans as of the immediately preceding Payment Date (or the Cut-off Date, in the case of the first Payment
         Date) exceeds (ii) the sum of (A) the aggregate Scheduled Principal Balance of the Second Pool Mortgage Loans as of the current Payment Date and (B) the Second Pool Excess Loss Amount; and

                  (e) on each Payment Date on which the Overcollateralization Amount is less than or equal to zero, the amount by which (i) the aggregate principal amount of the Class A- 5 Bonds outstanding exceeds
         (ii) the aggregate Scheduled Principal Balance of the Second Pool Mortgage Loans as of the current Payment Date.

         "SERIES YEAR REPORTING DATE": June 1 of each year, commencing June 1, 1997.

         "SERVICER":  Each of The Boston Company, Long Beach, and Meritech.

         "SERVICING AGREEMENTS": The Meritech Servicing Agreement, the Long Beach Servicing Agreement and the TBC Servicing Agreement.

         "SERVICING FEE RATE": For each Mortgage Loan, the rate per annum designated as the Servicing Fee Rate for such Mortgage Loan in the applicable Servicing Agreement.

         "SERVICING DELINQUENCY TRIGGER EVENT": With respect to any Payment Date, the existence of the following condition: the aggregate Scheduled Principal Balance of the Mortgage Loans covered by the Meritech Servicing Agreement that are delinquent 60 days or more as of the related Determination Date (including Mortgage Loans in foreclosure and REO) exceeds 10% of the aggregate Scheduled Principal Balance of the Mortgage Loans covered by the Meritech Servicing Agreement as of such Determination Date.

         "SERVICING LOSS TRIGGER EVENT": With respect to any Payment Date, the existence of either of the following conditions: the aggregate Realized Losses with respect to the Mortgage Loans covered by the Meritech Servicing Agreement
(i) occurring since the Cut-off Date exceeds the amounts specified below during the periods indicated below:

                                      S-16

                                     Aggregate Realized Losses with respect to
                                     Meritech Loans as a Percentage of
                                     Mortgage Loan Scheduled Principal
                                     Balance with respect to Meritech Loans as
                 Period              of the Cut-off Date

June 1, 1996 - May 31, 1997                                  1.30%
June 1, 1997 - May 31, 1998                                  1.65%
June 1, 1998 - May 31, 1999                                  2.05%
June 1, 1999 - May 31, 2000                                  2.50%
June 1, 2000 - thereafter                                    3.00%


or (ii) for any twelve-month period is greater than or equal to 1.0% of the aggregate Scheduled Principal Balance of the Mortgage Loans serviced by Meritech as of the beginning of such twelve-month period.

         "STANDARD PROVISIONS": With respect to the Mortgage Loans serviced by Meritech, the provisions of the Saxon Servicing Guide for Credit Sensitive Loans, October 1, 1995 edition, as amended.

         "SURPLUS": On any Payment Date, the difference between (a) Available Funds and (b) the sum of the Payment Amount for such Payment Date and the MBIA Reimbursement Amount for such Payment Date.

         "TARGET OVERCOLLATERALIZATION AMOUNT": On any Payment Date, an amount equal to the product of (i) twice the percentage represented by the initial Overcollateralization Amount and (ii) the aggregate Scheduled Principal Balance of the Mortgage Loans.

         "TBC SERVICING AGREEMENT": The Mortgage Loan Sale, Warranties, and Servicing Agreement dated as of April 1, 1996 between The Boston Company and the Seller.

         "THE BOSTON COMPANY": Boston Safe Deposit and Trust Company, a Massachusetts trust company, or its successors and assigns.

         "TRUSTEE FEE RATE": The rate of 0.005% per annum for each Mortgage
         Loan.

SECTION 2.  DESIGNATION; PRINCIPAL AMOUNT; MATURITY.

         The Bonds shall be designated generally as the Issuer's Collateralized Mortgage Bonds, Series 7. The aggregate principal amount of Bonds that may be authenticated and delivered under this Series Supplement is limited to $528,550,000, except for Bonds authenticated and delivered upon registration of, transfer of or in exchange for, or in lieu of, other Bonds pursuant to Sections 3.04, 3.05 or 3.06 of the Original Indenture. The aggregate principal amount of

Bonds shall be divided among five Classes, having designations, initial principal amounts, Bond Interest Rates and Stated Maturities as follows:

                             INITIAL            BOND
                            PRINCIPAL         INTEREST           STATED
         DESIGNATION         AMOUNT             RATE            MATURITY

        Class A-1            $435,000,000        (1)        May 28, 2030
        Class A-2            $ 45,500,000        (2)        May 28, 2030
        Class A-3            $ 26,300,000        (3)        May 28, 2030
        Class A-4            $  7,000,000        (4)        May 28, 2030
        Class A-5            $ 14,750,000        (5)        May 28, 2030
- ------------
(1)  The Class A-1 Interest Rate.
(2)  The Class A-2 Interest Rate.
(3)  The Class A-3 Interest Rate.
(4)  The Class A-4 Interest Rate.
(5)  The Class A-5 Interest Rate.

SECTION 3.  DATE OF THE BONDS.

         The Bonds that are authenticated and delivered by the Trustee to or upon the order of the Issuer on the Delivery Date shall be dated the Delivery Date. All other Bonds that are authenticated after the Delivery Date for any other purpose under the Indenture shall be dated the date of their authentication or as otherwise provided in the indenture supplement authorizing their issuance.

SECTION 4.  BOOK-ENTRY BONDS.

         The Bonds shall be Book-Entry Bonds and each Class of Bonds shall be issued initially as one or more certificates in the name of the Clearing Agency or its nominee. For all purposes, the Trustee shall deal with the Clearing Agency as Holder of such Book-Entry Bonds. The rights of Beneficial Owners of the Book-Entry Bonds shall be limited to those established by law and agreements between such Beneficial Owners and the Clearing Agency and Clearing Agency Participants. The Beneficial Owners of the Book-Entry Bonds shall not be entitled to certificated securities for the Book-Entry Bonds as to which they are the Beneficial Owners, except as provided below. Requests and directions from, and votes of, the Clearing Agency, as Holder, shall not be deemed to be inconsistent if they are made with respect to different Beneficial Owners. Without the consent of the Issuer and the Trustee, a Book-Entry Bond may not be transferred by the Clearing Agency except to another Clearing Agency that agrees to hold the Book-Entry Bond for the account of the respective Clearing Agency Participants and Beneficial Owners.

         None of the Issuer, the Master Servicer, MBIA or the Trustee will have any liability for any aspect of the records relating to or payment made on account of Beneficial Owners of the

Book-Entry Bonds held by the Clearing Agency, or for maintaining, supervising or reviewing any records relating to such Beneficial Owners.

         The Book-Entry Bonds will be issued in fully registered, certificated form to Beneficial Owners of Book-Entry Bonds or their nominees, rather than to the Clearing Agency or its nominee, only if (a) the Issuer advises the Trustee in writing that the Clearing Agency is no longer willing or able to discharge properly its responsibilities as depository with respect to the Book-Entry Bonds and the Issuer is unable to locate a qualified successor within 30 days or (b) the Issuer, at its option, elects to terminate the book-entry system operating through the Clearing Agency.

         Upon the occurrence of either event described in the immediately preceding paragraph, the Trustee is required to notify the Clearing Agency, which in turn will notify all Beneficial Owners of Book-Entry Bonds through Clearing Agency Participants, of the availability of Certificated Bonds. Upon surrender by the Clearing Agency of the certificates representing the Book-Entry Bonds and receipt of instructions for re-registration, the Trustee will reissue the Book-Entry Bonds as Certificated Bonds to the Beneficial Owners identified in writing by the Clearing Agency. Such Certificated Bonds shall not constitute Book-Entry Bonds.

SECTION 5.  DENOMINATIONS.

         Each Class of Bonds will be registered in one or more certificates in the name of a nominee of the Clearing Agency, and beneficial interests will be held by investors through the book-entry facilities of the Clearing Agency in minimum denominations of $100,000 and increments of $1,000 in excess thereof, except that one Bond of each Class may be issued in a different denomination.

SECTION 6.  DETERMINATION OF INTEREST PAYMENTS.

         (a) Each Class of Bonds will be entitled to receive on each Payment Date an amount equal to the Interest Payment Amount for such Class for such Payment Date.

         (b) With respect to the Class A-1 and Class A-5 Bonds, One-Month LIBOR shall be determined as follows:

         On each Floating Rate Determination Date, the Master Servicer will determine the arithmetic mean of the London Interbank Offered Rate ("LIBOR") quotations for one-month Eurodollar deposits ("One-Month LIBOR") for the succeeding Accrual Period for the Class A-1 and Class A-5 Bonds on the basis of the offered LIBOR quotations provided to the Master Servicer as of 11:00 a.m. (London time) on such Floating Rate Determination Date. As used herein with respect to a Floating Rate Determination Date, "Reference Banks" means four leading banks engaged in transactions in Eurodollar deposits in the International Eurocurrency market (i) with an established place of business in London, (ii) whose quotations appear on the Bloomberg Screen LIUS01M Index Page on the Floating Rate Determination Date in question and (iii) which have been designated as such by the Master Servicer and are able and willing to provide such quotations to the Master Servicer on each Floating Rate Determination Date; and "Bloomberg Screen LIUS01M Index Page" means the display designated as page "LIUS01M" on the Bloomberg Financial Markets Commodities News (or such other pages as may replace such page on that service for the purpose of displaying LIBOR quotations of major banks). If any Reference Bank should be removed from the Bloomberg Screen LIUS01M Index Page or in any other way fails to meet the qualifications of a Reference Bank, the Master Servicer may, in its sole discretion, designate an alternative Reference Bank.

         On each Floating Rate Determination Date, One-Month LIBOR for the next succeeding Accrual Period for the Class A-1 and Class A-5 Bonds will be established by the Master Servicer as follows:

                     (i) If on any Floating Rate Determination Date two or more of the Reference Banks provide offered One-Month LIBOR quotations on the Bloomberg Screen LIUS01M Index Page, One-Month LIBOR for the next Accrual Period for the Class A- 1 and Class A-5 Bonds will be the arithmetic mean of such offered quotations (rounding such arithmetic mean if necessary to the nearest five decimal places).

                    (ii) If on any Floating Rate Determination Date only one or none of the Reference Banks provides such offered quotations, One-Month LIBOR for the next Accrual Period for the Class A-1 and Class A-5 Bonds will be the higher of (x) One- Month LIBOR as determined on the previous Floating Rate Determination Date and (y) the Reserve Interest Rate. The "Reserve Interest Rate" will be the rate per annum that the Master Servicer determines to be either (A) the arithmetic mean (rounding such arithmetic mean if necessary to the nearest five decimal places) of the one-month Eurodollar lending rate that New York City banks selected by the Master Servicer are quoting, on the relevant Floating Rate Determination Date, to the principal London offices of at least two leading banks in the London interbank market or (B) in the event that the Master Servicer can determine no such arithmetic mean, the lowest one-month Eurodollar lending rate that the New York City banks selected by the Master Servicer are quoting on such Floating Rate Determination Date to leading European banks.

                   (iii) If on any Floating Rate Determination Date the Master Servicer is required but is unable to determine the Reserve Interest Rate in the manner provided in paragraph (ii) above, One-Month LIBOR for the next applicable Accrual Period will be One-Month LIBOR as determined on the previous Floating Rate Determination Date.

         Notwithstanding the foregoing, One-Month LIBOR for the next succeeding Accrual Period shall not be based on One-Month LIBOR for the previous Accrual Period on the Class A-1 and Class A-5 Bonds for two consecutive Floating Rate Determination Dates. If, under the priorities described above, One-Month LIBOR for the next succeeding Accrual Period on the Class A-1 and Class A-5 Bonds would be based on One-Month LIBOR for the previous Floating Rate Determination Date for the second consecutive Floating Rate Determination Date, the

Master Servicer shall select an alternative index (over which the Master Servicer has no control) used for determining one-month Eurodollar lending rates that is calculated and published (or otherwise made available) by an independent third party.

         The establishment of One-Month LIBOR (or an alternative index) by the Master Servicer and the Master Servicer's subsequent calculation of the Class A-1 and Class A-5 Interest Rate for the relevant Accrual Period, in the absence of manifest error, will be final and binding.

SECTION 7.  APPLICATION OF FUNDS.

         (a) On each Payment Date, the Trustee shall distribute or cause to be distributed Available Funds from the Collateral Proceeds Account in the following order of priority:

                     (i) To each Holder of the Bonds on the Record Date relating to such Payment Date, the appropriate portion of the Interest Payment Amount for the appropriate Class;

                    (ii) To each Holder of the Bonds on the Record Date relating to such Payment Date, the applicable portion of the Principal Payment Amount determined in accordance with the priorities set forth in Sections 7(b), (c) and (d) hereof;

                   (iii) To MBIA, the MBIA Reimbursement Amount; and

                    (iv) To the Surplus Account, the amount of Surplus to be released from the lien of the Indenture and paid to the Issuer or the Issuer's designee in accordance with Section 13.05 of the Original Indenture.

         (b) On each Payment Date, the ARM/High Strip Principal Payment Amount will be applied to pay principal on the Bonds in the following order of priority:

                  FIRST, to pay principal on a pro rata basis to the Holders of the Class A-1 Bonds until paid in full; and

                  SECOND, to pay principal on a pro rata basis to the Holders of the Class A-2 Bonds until paid in full.

         (c) On each Payment Date, the Low Strip Principal Payment Amount will be applied to pay principal on the Bonds in the following order of priority:

                  FIRST, to pay principal on a pro rata basis to the Holders of the Class A-3 Bonds until paid in full;

                  SECOND, to pay principal on a pro rata basis to the Holders of the Class A-4 Bonds until paid in full; and

                  THIRD, to pay principal on a pro rata basis to the Holders of the Class A-2 Bonds until paid in full.

         (d) On each Payment Date, the Second Pool Principal Payment Amount will be applied to pay principal on a pro rata basis on the Class A-5 Bonds until paid in full.

         (e) All payments made with respect to each Class of Bonds on each Payment Date shall be allocated pro rata among the Outstanding Bonds of such Class.

         (f) All payments or allocations of amounts in the Collateral Proceeds Account, Custodial Reserve Fund, and Surplus Account and all payments made by the Trustee under any section hereof or under the Original Indenture shall be made in accordance with written instructions of the Issuer or its designee.

         (g) The Issuer has deposited $82,626.97 into the Collateral Proceeds Account on the Delivery Date, which represents one month's interest on the Mortgage Loans set forth in Schedule II hereto, which Mortgage Loans have a first Due Date with respect to the Issuer of July 1, 1996.

SECTION 8.  PLACES FOR PAYMENT.

         Payments to the Holders of each Class of Bonds on any Payment Date will be made to the Holders of record of the respective Class on the related Record Date. Payments on the Book-Entry Bonds shall be made to the Clearing Agency by wire transfer. The Trustee may charge any Holder its standard wire transfer fee for any payment made by wire transfer.

SECTION 9.  REDEMPTION.

         The Issuer may, at its option, redeem any Class of Bonds, in whole, but not in part, on any Payment Date on or after the earlier of (i) May 28, 2003, and (ii) the Payment Date on which, after taking into account payments of principal to be made on such Payment Date, the aggregate Outstanding principal balance of the Bonds is less than 35% of the aggregate principal balance of the Bonds issued (including Additional Bonds). In addition, the Issuer may redeem a Class or Classes of Bonds in whole, but not in part, at any time upon a determination by the Issuer, based upon an Opinion of Counsel, which Opinion of Counsel shall not be an expense of the Trust Estate, that a substantial risk exists that Bonds of the Class to be redeemed will not be treated for federal income tax purposes as evidences of indebtedness. Until each Class of Bonds is retired, any optional redemption of a Class of Bonds shall be treated as a purchase of such Bonds, with the result that there will be no acceleration of principal payments on any Class of Bonds not redeemed. Any redemption of a Class of Bonds shall be made at the Redemption Price for such Class.

SECTION 10. ADDITIONAL AND SUBORDINATED BONDS.

         (a)  Additional Bonds.

                  (I) Within six months following the Closing Date, the Issuer may pledge Additional Mortgage Collateral to the Trustee and issue Additional Bonds that rank pari passu with the Bonds originally issued on the Delivery Date. The Additional Bonds may be one or more outstanding Classes of Bonds or may represent one or more new Classes of Bonds; provided, however, that the issuance thereof will be subject to satisfaction of the following conditions: (i) confirmation by each Rating Agency that the pledge of Additional Mortgage Collateral and other additional Collateral, if any, and the corresponding issuance of Additional Bonds will not result in the downgrading of the credit rating of any outstanding Class of Bonds (without regard to the MBIA Policy), (ii) the written approval of MBIA and the issuance of an MBIA policy with respect to such Additional Bonds, (iii) the pledge of Additional Mortgage Collateral will effect no change in the Class Interest Rate, Stated Maturity Date or Payment Dates of any Outstanding Class of Bonds without the consent of each Bondholder affected thereby,
         (iv) without the consent of each Bondholder affected thereby, the weighted average life of each Outstanding Class of Bonds (without redemption) calculated at 21% CPR will not vary by more than 0.05% from the weighted average life of such Class disclosed in the offering document for such Class, and (v) delivery to the Trustee of an Opinion of Counsel to the effect that: (A) such Additional Bonds will be treated as indebtedness for federal income and franchise tax purposes,
         (B) such issuance will not adversely affect the characterization of any Outstanding Bonds for federal income or franchise tax purposes, and (C) such issuance will not cause a taxable event to the Holders of any Outstanding Bonds.

                  (II) The issuance of Additional Bonds shall be evidenced by a supplement to this Indenture Supplement. The Trustee shall be authorized to issue such Bonds upon (i) receipt of an Issuer Order accompanied by a form of supplement and the written consent of each Rating Agency and MBIA; (ii) receipt of an MBIA policy with respect to the Additional Bonds (or an endorsement of the MBIA Policy), (iii) receipt of an Opinion of Counsel to the general effect set forth in
         Section 4.01(3) of the Original Indenture; (iv) receipt of an Accountants' Certificate to the effect that the pledge of Additional Mortgage Collateral does not cause the Mortgage Loans securing the Bonds to vary by more than the parameters set forth in Exhibit B attached hereto and that the weighted average life of each Class of Bonds is within the permitted variance; (v) consents of each Bondholder affected, but only to the extent that any of the characteristics set forth in Section 10(a)(I)(iii) or (a)(I)(iv) are modified with respect to any Class of Bonds; and (vi) receipt of an Opinion of Counsel as to various tax matters as described in clause (v) of Section 10(a)(I) above.

         (b)  Subordinated Bonds.

                  (I) The Issuer may issue one or more classes of additional bonds secured by the Trust Estate that are subordinated ("Subordinated Bonds") to the Bonds originally issued on the Delivery Date; provided, however, that the issuance thereof will be subject to satisfaction of the following conditions: (i) confirmation by each Rating Agency that the issuance of the Subordinated Bonds will not result in the downgrading of the credit rating of any outstanding Class of Bonds (without regard to the MBIA Policy), (ii) the written approval of MBIA, and (iii) delivery to the Trustee of an Opinion of Counsel to the effect that: (A) such Subordinated Bonds will be treated as indebtedness for federal income and franchise tax purposes, (B) such issuance will not adversely affect the characterization of any Outstanding Bonds for federal income or franchise tax purposes, and (C) such issuance will not cause a taxable event to the Holders of any Outstanding Bonds.

                  (II) The issuance of Subordinated Bonds shall be evidenced by a supplement to this Indenture Supplement. The Trustee shall be authorized to issue such Bonds upon (i) receipt of an Issuer Order accompanied by a form of supplement and the written consent of each Rating Agency and MBIA; (ii) receipt of an Opinion of Counsel to the general effect set forth in Section 4.01(3) of the Original Indenture; and (iv) receipt of an Opinion of Counsel as to various tax matters as described in clause (iii) of Section 10(b)(I) above.

SECTION 11. DEFAULT.

         (a) An Event of Default with respect to a Bond means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                     (i) On any Payment Date, Default in the payment of the Interest Payment Amount or the Principal Payment Amount to the Bondholders as described herein, which Default shall continue for a period of five days; or

                    (ii) a failure of payment in full of the principal amount of any Bond by its Stated Maturity; or

                   (iii) Default in the performance, or breach, of any covenant or warranty of the Issuer in the Original Indenture or in this Series Supplement (other than a Default in the performance of or breach of any covenant or warranty addressed in Section 11(a)(i) and (ii) hereof) or in Article Nine of the Original Indenture, and continuance of such Default or breach for a period of 60 days after there shall have been given, by registered or certified mail, to the Issuer by the Trustee or to the Issuer and the Trustee by MBIA, or, during the existence of a MBIA Default, by the Holders of at least 25% in then Outstanding principal balance of the Bonds, a written notice specifying such Default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" under the Indenture; or

                    (iv) the entry of a decree or order by a court having jurisdiction in the premises adjudging the Issuer bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Issuer under the Federal Bankruptcy Code or any other applicable federal or state law, or appointing a receiver, liquidator, assignee, or sequestrator (or other similar official) of the Issuer or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of 90 consecutive days; or

                     (v) the institution by the Issuer of proceedings to be adjudicated as bankrupt or insolvent, or the consent by it to the institution of bankruptcy or insolvency proceedings against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under the Federal Bankruptcy Code or any other similar applicable federal or state law, or the consent by it to the filing of any such petition or to the appointment of a receiver, liquidator, assignee, trustee or sequestrator (or other similar official) of the Issuer or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Issuer in furtherance of any such action.

         (b) If on any Payment Date the Payment Amount exceeds Available Funds for that Payment Date and MBIA defaults on its obligations under the MBIA Policy (and the Bonds have not been declared due and payable following an Event of Default and there is not an optional redemption of all the Bonds pursuant to
Section 9 hereof), then the Available Funds for such Payment Date (and any amounts on deposit in the Discount Principal Reserve Account) shall be applied for the following purposes and in the following order of priority:

                     (i) to pay to the Holders of each Class of Bonds, pro rata, all unpaid interest accrued in respect of such Class of Bonds during the applicable Accrual Period with respect to such Payment Date; and

                    (ii) to pay to the Holders of each Class of Bonds, pro rata, by principal balance all principal due and unpaid.

         (c) Each Bondholder shall be deemed to have agreed, by its acceptance of its Bond, not to file, or join in filing, any petition in bankruptcy or commence any similar proceeding in respect of the Issuer and to treat its Bonds as debt instruments for purposes of federal and state income tax, franchise tax and any other tax measured in whole or in part by income.

         (d) Upon the occurrence of an Event of Default under Section 10.01 of the Standard Terms to Master Servicing Agreement, the Trustee shall, at the direction of MBIA, or during the existence of an MBIA Default, at the direction of the Holders of at least 51% of the aggregate Outstanding principal balance of any Class of Bonds, and may without such direction (but with the consent of MBIA unless there exists an MBIA Default), enforce any of the remedies set forth in such Master Servicing Agreement.

SECTION 12. REPURCHASE OF MORTGAGE COLLATERAL.

         The Trustee shall release from the lien of the Indenture any Mortgage Loan that has been repurchased in accordance with the terms of the Sales Agreement. In order to obtain such release, the Issuer must remit, or cause to be remitted, to the Trustee the amount of the Purchase Price for such Mortgage Loan, which the Trustee shall treat as a prepayment in full of such Mortgage Loan.

SECTION 13. CUSTODIAL RESERVE FUND.

         The Trustee shall establish and maintain a Custodial Reserve Fund pursuant to and for the purposes specified in Section 12.06 of the Original Indenture. In each Monthly Remittance Report the Issuer shall identify the premium due and payable to MBIA with respect to the MBIA Policy for the following month pursuant to the Insurance Agreement.

SECTION 14. CERTAIN MATTERS REGARDING MBIA AND THE MBIA POLICY.

         (a) Rights of MBIA to Exercise Certain Rights of Bondholders. By accepting its Bond, each Bondholder agrees that unless an MBIA Default exists, MBIA shall have the right to exercise the Voting Rights of the Bondholders with respect to all matters, including without limitation the following matters without any further consent of the Bondholders, to the extent such rights are provided for in the Original Indenture or herein:

                      (i) the right to direct the Trustee to terminate the
             rights and obligations of the Master Servicer under the Master Servicing Agreement in the event of a default by the Master Servicer;

                     (ii) the right to consent to or direct any waivers of
             defaults by the Master Servicer;

                    (iii) the right to remove the Trustee pursuant to the
             Original Indenture;

                     (iv) the right to institute proceedings against the Master
             Servicer in the event of default by the Master Servicer, and refusal of the Trustee to institute such proceedings;

                      (v) the right to direct foreclosures upon Mortgage Loans
             upon failure of the Master Servicer to do so;

                     (vi) the right to require Resource to repurchase or
             substitute Mortgage Loans pursuant to the Sales Agreement;

                    (vii) the right to accelerate maturity of the Bonds or
             rescind a declaration of acceleration pursuant to Section 6.02 of the Original Indenture;

                   (viii) the right to direct the exercise of all remedies
             pursuant to Section 6.05 of the Original Indenture;

                     (ix) the right to request that the Trustee take possession of and retain the Trust Estate pursuant to Section 6.05 of the Original Indenture or to rescind such election by the Trustee pursuant to the same section; and

                      (x) the right to waive any past Default pursuant to
             Section 6.15 of the Original Indenture.

         In addition, unless an MBIA Default exists, MBIA's consent will be required prior to, among other things, (i) the appointment of any successor Trustee, Master Servicer or Servicer or (ii) any amendment to the Indenture, provided, however, that MBIA shall not unreasonably withhold, condition or delay its consent. Each Bondholder agrees that, unless an MBIA Default exists, the rights specifically set forth above may be exercised by the Bondholders only with the prior written consent of MBIA.

         (b) Issuer to Act Solely with Consent of MBIA. Unless an MBIA Default exists, the Issuer shall not exercise the right to appoint a co-trustee pursuant to Section 7.14 of the Original Indenture or successor trustee pursuant to
Section 7.10 of the Original Indenture without the prior written consent of MBIA (except to the extent failure to exercise such rights would adversely affect the interests of the Issuer).

         Unless an MBIA Default exists, the Issuer shall not undertake any litigation with respect to the Trust Estate (other than litigation to enforce its rights hereunder) or terminate any Servicing Agreement pursuant to Section
12.16 of the Original Indenture without the prior consent of MBIA.

         (c) Trustee To Act Solely with Consent of MBIA. Unless an MBIA Default exists, the Trustee shall not exercise the right to:

                      (i) terminate the rights and obligations of the Master
             Servicer as Master Servicer or consent to the resignation of the Master Servicer pursuant to the Master Servicing Agreement;

                     (ii) agree to any amendment of the Indenture pursuant to Article Ten of the Original Indenture;

                    (iii) undertake any litigation pursuant to the Indenture or incur any expenses reimbursable pursuant to Section 7.03 of the Original Indenture;

                     (iv)   exercise any of the remedies set forth in Section
             6.04 of the Original Indenture;

                      (v) agree to an amendment of the articles of incorporation of the Issuer without written confirmation from the Rating Agencies that such amendment will not adversely affect the then current ratings of the Outstanding Bonds without regard to the guaranty provided by the MBIA Policy;

                     (vi)   appoint co-trustees or separate trustees pursuant to
             Section 7.14 of the Original Indenture; or

                    (vii) agree to any amendment to, or grant any waiver of
             rights under, the Servicing Agreements, Master Servicing Agreement or Custody Agreement (except as required pursuant to Section 20 hereof) in a manner that may reasonably be expected to materially adversely affect the rights and interests of MBIA;

without the prior written consent of MBIA, which shall not be unreasonably withheld (except to the extent failure to exercise such rights would adversely affect the interests of the Trustee).

         (d) Trust Estate and Accounts Held for Benefit of MBIA and the Bondholders. The Trustee shall hold the Trust Estate and the Trustee Mortgage Loan Files for the benefit of the Bondholders and, unless an MBIA Default exists, MBIA, and all references in the Indenture and in the Bonds to the benefit of Holders of the Bonds shall, unless an MBIA Default exists, be deemed to include MBIA. The Trustee shall, unless an MBIA Default exists, cooperate in all reasonable respects with any reasonable request by MBIA for action to preserve or enforce MBIA's rights or interests under the Indenture and the Bonds.

         (e)  Claims Upon the MBIA Policy.

                     (i) If, by noon, New York City time, on the third Business
             Day prior to a Payment Date, the Trustee receives notice from the Master Servicer that the Available Funds for such Payment Date will be insufficient to pay the Payment Amount on such Payment Date and specifying such Deficiency Amount, the Trustee shall complete a notice in the form of Exhibit A to the MBIA Policy (a "Notice") and submit such Notice to MBIA or its agent (with a copy to the Bondholders), as set forth in the MBIA Policy, not later than 12:00 noon New York City time on the second business Day preceding such Payment Date as a claim for an Insured Payment in an amount equal to such Deficiency Amount.

                    (ii) The Trustee shall (i) receive as attorney-in-fact of
             each Bondholder any Insured Payment from MBIA or on behalf of MBIA and (ii) disburse such Insured Payment to such Bondholders as set forth in Section 7 hereof for the benefit of the related Bondholders. Any Insured Payment received by the Trustee shall be held by the Trustee uninvested. Insured Payments disbursed by the Trustee from proceeds of the MBIA Policy shall not be considered payment by the Issuer with respect to the Bonds, nor shall such payments discharge the obligation of the Issuer with respect to such Bonds, and MBIA shall become the owner of such unpaid amounts due from the Issuer in respect of such Insured Payments as the deemed assignee and subrogee of such Bondholders and shall be entitled to receive the MBIA Reimbursement Amount in respect thereof. The Trustee hereby agrees on behalf of each Bondholder for the benefit of MBIA that it recognizes that to the extent MBIA makes Insured Payments for the benefit of the Bondholders, MBIA will be entitled to receive the related MBIA Reimbursement Amount in accordance with the priority of distributions set forth in
             Section 7 hereof.

                   (iii) The Trustee shall keep a complete and accurate record of the amount of interest and principal paid in respect of any Bonds from moneys received under the MBIA Policy. MBIA shall have the right to inspect such records at reasonable times during normal business hours upon one Business Day's prior written notice to the Trustee. In the event that MBIA has paid the entire Outstanding principal balance of an Outstanding Bond, the Trustee shall re-register such Bond in the name of MBIA.

                    (iv) The Trustee shall promptly notify MBIA of any
             proceeding or the institution of any action, of which an Officer of the Trustee has actual knowledge, constituting a Preference Claim in respect of any payment made on the Bonds. Each Bondholder that pays any amount pursuant to a Preference Claim theretofore received by such Bondholder on account of a Bond will be entitled to receive reimbursement for such amounts from MBIA in accordance with the terms of the MBIA Policy. Each Bondholder, by its purchase of Bonds, and the Trustee hereby agree that, MBIA (so long as no MBIA Payment Default exists) may at any time during the continuation of any proceeding relating to a Preference Claim direct all matters relating to such Preference Claim, including, without limitation,
             (i) the direction of any appeal of any order relating to such Preference Claim and (ii) the posting of any surety, supersedeas or performance bond pending any such appeal. In addition and without limitation of the foregoing, MBIA shall be subrogated to the rights of the Trustee and each Bondholder in the conduct of any such Preference Claim, including, without limitation, all rights of any party to any adversary proceeding action with respect to any court order issued in connection with any such Preference Claim.

                     (v) Each Bondholder, by its purchase of Bonds, and the
             Trustee hereby agree that, unless an MBIA Payment Default exists, MBIA shall have the right to direct all matters relating to the Bonds in any proceeding in a bankruptcy of the Issuer, including without limitation any proceeding relating to a Preference Claim, any appeal of any order relating to a Preference Claim and the posting of any surety or bond pending any such appeal.

         (f) Trustee to Cooperate. Unless an MBIA Default exists, the Trustee shall cooperate in all respects with any reasonable request by MBIA for action to preserve or enforce MBIA's rights or interests hereunder without limiting the rights or affecting the interests of the Holders as otherwise set forth herein.

         (g) Servicing Requirements. MBIA or, if an MBIA Default exists, the Holders of not less than a majority in principal balance of the Outstanding Bonds may direct the Master Servicer to terminate: (i) the Meritech Servicing Agreement at any time if (A) a material breach of the Meritech Servicing Agreement occurs or (B) there exists a Servicing Loss Trigger Event or a Servicing Delinquency Trigger Event with respect to the Meritech Servicing Agreement, (ii) the TBC Servicing Agreement at any time if a material beach of the TBC Servicing Agreement occurs, or (iii) the Long Beach Servicing Agreement at any time (A) if a material breach of the Long Beach Servicing Agreement occurs or (B) there exists a "Servicing Loss Trigger Event" or a "Servicing Delinquency Trigger Event" (as such terms are defined in the Long Beach Servicing Agreement). Upon receipt of written notice from MBIA or the Holders, as the case may be, directing the termination of a Servicing Agreement, the Master Servicer and the Issuer shall proceed in accordance with Section 12.16 of the Original Indenture.

         (h) Surrender and Cancellation. The Trustee shall surrender the MBIA Policy to MBIA for cancellation upon the expiration of the term of the MBIA Policy as provided in the MBIA Policy.

         (i) Reports to MBIA. All notices, statements, reports, certificates or opinions required by the Indenture to be sent to any other party hereto or to any of the Bondholders shall also be sent to MBIA. The Issuer and the Trustee shall make available to MBIA their books and records for the purpose of copying and inspection of any information about the Bonds or the Bondholders.

         (j) Third-Party Beneficiary. MBIA shall be a third-party beneficiary of the Indenture, entitled to enforce the provisions thereof as if a party thereto.

         (k) Costs and Expenses. MBIA shall not be responsible for any costs or expenses relating to the Trust Estate or the Mortgage Loans except for the payment of amounts pursuant to the MBIA Policy.

         (l) Survival of MBIA's Right to be Reimbursed. Notwithstanding Section
5.01 of the Original Indenture, the Indenture shall not be discharged or satisfied until satisfaction of the conditions set forth therein and payment of the MBIA Reimbursement Amount. MBIA's right to receive the MBIA Reimbursement Amount shall survive the satisfaction and discharge of the Indenture.

         (m) Opinions of Counsel. While the MBIA Policy is in effect, each Opinion of Counsel rendered pursuant to the Indenture also shall be addressed to MBIA.

SECTION 15.  ADDITIONAL OBLIGATIONS AND COVENANTS OF THE TRUSTEE.

         (a) The Trustee shall be obligated to make Advances with respect to the Mortgage Loans in accordance with the terms of the Master Servicing Agreement if the Master Servicer fails to make a required Advance; provided, however, that the Trustee shall not be obligated to make an Advance that it deems unrecoverable. The Trustee is entitled to rely upon any determination by the Master Servicer that an Advance is unrecoverable.

         (b) The Trustee shall exercise all rights and remedies available to it as third-party beneficiary of the Sales Agreement, including but not limited to, enforcing the obligation of Resource to repurchase (or substitute) Mortgage Loans in accordance with Section 7 thereof.

         (c) The Trustee acknowledges that the Master Servicer, and not the Issuer, is obligated to pay its compensation and reimbursement pursuant to
Section 7.07 of the Original Indenture.

         (d) Any statement or requirement as to the value of Additional Collateral, or any requirement that such value be marked to market, shall be solely the responsibility of The Boston Company.

         (e) So long as any debt instrument issued by the Issuer is outstanding and for 91 days thereafter, the Trustee will not file any involuntary petition or otherwise institute any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding or other proceedings under any federal or state bankruptcy or similar law against the Issuer.

SECTION 16. NOTICE TO THE RATING AGENCIES AND TO MBIA.

         The Issuer shall use its best efforts promptly to provide notice to the Rating Agencies and MBIA of any of the following events of which it has actual knowledge:

                  (a) any material change to or amendment of this Series Supplement or the Original Indenture;

                  (b) the occurrence of any Default or Event of Default that has not been cured;

                  (c) the resignation or termination of the Trustee;

                  (d) the substitution of Mortgage Collateral;

                  (e) the proposed issuance of Additional Bonds;

                  (f) the final payment to Bondholders; and

                  (g) any payment or claim made under the MBIA Policy.

         In addition, the Issuer shall provide to the Rating Agencies and to MBIA (i) each month a copy of the Monthly Remittance Report and (ii) within 90 days after the end of each calendar year a report on delinquencies and foreclosures occurring with respect to the Mortgage Loans during such calendar year.

SECTION 17. MONTHLY REMITTANCE REPORT.

         The Monthly Remittance Report required pursuant to Section 12.09 of the Original Indenture shall also contain the following information with respect to each Payment Date:

                  (a)      Available Funds;

                  (b) the Principal Payment Amount and the Interest Payment Amount;

                  (c)      the Overcollateralization Amount;

                  (d)      the Interest Rate Coverage Amount; and

                  (e) the extent to which the Principal Payment Amount is attributable to the decline in the aggregate Scheduled Principal Balance of the Mortgage Loans as a result of Realized Losses.

SECTION 18. PURCHASE OF DELINQUENT MORTGAGE LOANS BY ISSUER.

         The Issuer may, but is not obligated to, purchase on any Payment Date any Mortgage Loan that is delinquent in payment by 90 days or more for a price equal to the Unpaid Principal Balance of such Mortgage Loan plus accrued and unpaid interest thereon at the related Net Rate through the Payment Date following the date of purchase.

SECTION 19. ADDITIONAL COVENANTS OF THE ISSUER.

         (a) The Issuer shall not suffer to exist any claim against it on a recourse basis, which in the reasonable judgment of MBIA (after consultation with the Issuer giving due regard to the likelihood of success on the merits of such claim as well as any reserves or other arrangements which have been made to assure the payment of any such claim), creates a risk of insolvency proceedings against the Issuer.

         (b) The Issuer shall maintain its status as a "qualified REIT subsidiary" under Section 856(i)(2) of the Code unless it shall have received the prior written consent of MBIA to change or terminate such status.

SECTION 20. AMENDMENTS TO INDENTURE.

         Only for the purposes of this Series Supplement and only with respect to the Bonds, the following amendments to the Original Indenture are hereby made:

                  (a) Section 1.01 of the Original Indenture is amended by deleting the definition of "Corporate Trust Office" and substituting therefor the following:

                  "Corporate Trust Office": The principal corporate trust office of the Trustee presently located at 600 Travis, 8th Floor, Houston, Texas 77002, Attention: Corporate Trust Office. For purposes of Section 9.02, the office of Texas Commerce Trust Company of New York, 55 Water Street, North Building, Room 234, Windows 20 and 21, New York, New York 10041, or at such other address as the Trustee may designate from time to time by notice to the Bondholders and the Issuer or the principal corporate trust office of any successor trustee.

                  (b) Section 1.01 of the Original Indenture is amended by inserting before the period at the end of the definition of "Mortgaged Premises" the following:

                  or, in the case of a Mortgage Loan that is a Coop Loan, the shares and the leasehold interest securing the Coop Loan and, in either case, any Additional Collateral held pursuant to the TBC Servicing Agreement.

                  (c) Section 1.01 of the Original Indenture is amended by inserting before the period at the end of the definition of "Note Rate" the following:

                  as reduced by the application of any Soldiers' and Sailors' Shortfall; provided however, that the principal allocation made with respect to a Mortgage Loan to the High Strip and the Low Strip shall not be affected after the Delivery Date.

                  (d) Section 1.01 of the Original Indenture is amended by inserting before the period at the end of the definition of "Outstanding" the following:

                  ; provided, however, that Bonds that have been paid with proceeds of the MBIA Policy shall be deemed to remain Outstanding for purposes of this Indenture until MBIA has been paid as subrogee under this Indenture, such payment to be evidenced by a written notice from MBIA to the Trustee, and MBIA shall be deemed to be the Holder thereof to the extent of any payments thereon made by MBIA; provided further that MBIA shall not be entitled to receive more than the MBIA Reimbursement Amount, whether as Bondholder or pursuant to
                  Section 7 of the Series 7 Supplement.

                  (e) Section 1.01 of the Original Indenture is amended by deleting in the fifth line of the definition of "Prepayment Period" the phrase "in which case the Prepayment Period will be the period from and including the Cut-off Date through December 20, 1994" and inserting in lieu thereof the following:

                  in which case the Prepayment Period will be the period from and including May 23, 1996 through June 20, 1996.

                  (f) Section 1.01 of the Original Indenture is amended by deleting the definition of "Record Date" and substituting therefor the following:

                  "Record Date": With respect to a Payment Date, the last Business Day of the month preceding the month in which such Payment Date is deemed to occur, or for the first Payment Date, the Delivery Date.

                  (g) Section 1.01 of the Original Indenture is amended by adding the following additional definitions:

                  "Coop Loan": A Mortgage Loan secured by a lien against (i) shares issued by a cooperative housing corporation and (ii) the related Borrower's leasehold interest in a cooperative dwelling unit owned by such cooperative housing corporation.

                  "Original Mortgage Loan": A Mortgage Loan initially pledged to the Trustee to secure the Bonds.

                  "Substitute Mortgage Loan": A Mortgage Loan pledged to the Trustee to secure a Series of Bonds in substitution for a defaulted Mortgage Loan initially pledged to the Trustee to secure such Bonds or the related REO.

                  (h) Each of Sections 1.01 (with respect to the definition of "Limited Purpose Entity"), 3.11(b)(2), 3.13, 9.08(c)(2), 9.10(4), 9.12,
         9.13, 9.14(b) and 10.01 of the Original Indenture is modified to reflect that the ratings confirmation required in such Section shall be made without regard to the guarantee provided by the MBIA Policy.

                  (i) Section 3.11 of the Original Indenture is hereby amended as follows:

                           (i) Subsection (c) is hereby deleted in its entirety and the following is substituted therefor:

                                    (c) Any item of Substitute Mortgage
                                    Collateral substituted pursuant to
                                    subsection (a) hereof must be a Qualified
                                    Substitute Mortgage Loan if the item of
                                    Original Mortgage Collateral so substituted for was a Mortgage Loan.

                           (ii) The following new subsection is added to the end of Section 3.11:

                                    (d) Unless otherwise provided in the related
                           Series Supplement, upon prior approval of the Bond Insurer for such Series, on any Subsequent Delivery Date for any Series, the Issuer will have the option to pledge to the Trustee under a Series Supplement as security for the Series, in substitution for a defaulted Mortgage Loan or REO securing such Series, a Substitute Mortgage Loan, to the extent that the Master Servicer has determined, in its reasonable business judgment, that the present value of any potential Realized Loss on such defaulted Mortgage Loan or REO will be reduced through the substitution of a Substitute Mortgage Loan for such defaulted Mortgage Loan or REO, and provided that such Substitute Mortgage Loan (i) is secured by the Mortgaged Premises that secure the defaulted Mortgage Loan or by such REO, (ii) has a Note Rate that is not less than the then current market rate for a mortgage loan having similar characteristics (provided, however, that a Substitute Mortgage Loan may have a Note Rate less than the then current market rate so long as the aggregate Scheduled Principal Balance of all such Substitute Mortgage Loans on their respective dates of substitution does not exceed 1.00% of the initial aggregate Scheduled Principal Balance of all of the Mortgage Loans initially pledged to secure such Series), and (iii) has a maturity date that is not later than the Stated Maturity of the Series of Bonds. Substitute Mortgage Loans substituted under this Section 3.11(d) for a defaulted Mortgage Loan or REO are not required to satisfy the requirements applicable to Substitute Mortgage Collateral contained in Section 3.11 (a) and
                           (c) hereof.

                                    On the Subsequent Delivery Date, the Issuer
                           shall have the right to deliver and pledge to the Trustee as security for the Series in exchange for each such item of Original Mortgage Collateral a Substitute Mortgage Loan plus cash in an amount equal to the payment of principal and interest paid or to be paid on such Substitute Mortgage Loan during the month of the Subsequent Delivery Date.

                                    Upon such substitution, all of the Issuer's
                           right, title and interest to the Substitute Mortgage Loan shall be assigned to the Trustee pursuant to
                           Section 4.02(2) or (3) of this Indenture, and the Issuer shall receive (1) the item of Original Mortgage Collateral for which the item of Substitute Mortgage Collateral was substituted and (2) all Collateral Proceeds received on the Due Date in the month of the Subsequent Delivery Date by the Trustee on the item of Original Mortgage Collateral delivered to the Issuer.

                                    The Trustee shall receive, not later than
                           the Subsequent Delivery Date, an Officer's
                           Certificate of the Issuer and of the Master Servicer to the effect that:

                                            (1) all instruments furnished to the
                                    Trustee in connection with such substitution conform to the requirements of this Indenture and the related Series Supplement and constitute sufficient authority hereunder for the Trustee to permit the substitution then applied for;

                                            (2) all conditions precedent
                                    provided for in this Indenture and the
                                    related Series Supplement relating to the substitution then applied for have been complied with and the Issuer is duly entitled to effect such substitution;

                                            (3) each Substitute Mortgage Loan
                                    has been duly and validly assigned to the Trustee free and clear of any lien, mortgage, pledge, charge, security interest or other encumbrance that is prior to the lien of the Indenture;

                                            (4) the Master Servicer has
                                    determined, in its reasonable business
                                    judgment, that the present value of any
                                    potential Realized Loss on the defaulted
                                    Mortgage Loan or REO will be reduced through the substitution of the Substitute Mortgage Loan for such defaulted Mortgage Loan or REO; and

                                            (5) if the Note Rate on the
                                    Substitute Mortgage Loan is less than the then current market rate for mortgage loans having similar characteristics, the aggregate Scheduled Principal Balance of all such Substitute Mortgage Loans on their respective dates of substitution does not exceed 1.00% of the initial aggregate Scheduled Principal Balance of all of the Mortgage Loans initially pledged to secure such Series.

                  (j) The second paragraph of Section 4.02(3) of the Original Indenture shall be amended by adding the following at the end thereof:

                           Notwithstanding the foregoing, in the event that,
                  within 60 days of the Delivery Date, each Rating Agency confirms in writing to the Issuer, the Trustee and MBIA that the ratings of the Bonds will not be downgraded (without regard to the MBIA Policy), the Issuer shall not be required to complete endorsements of the Notes to the Trustee or to record Security Interest Assignments to the Trustee with respect to Mortgage Loans serviced by the Servicer, but rather, will be required to deliver to the Trustee (i) the Notes endorsed in blank or to the Trustee or Custodian and (ii) either (x) Security Instrument Assignments to the Servicer, with further Security Instrument Assignments from the Servicer in blank or (y) Security Instrument Assignments to the Trustee or Custodian. In such event, the Trustee shall amend the Custody Agreement to reflect the foregoing provisions.

                  (k) Section 4.02(10) of the Original Indenture shall be amended by adding the words "except MBIA" after the first occurrence of the word "Insurer" therein.

                  (l) Section 6.17 of the Original Indenture is amended by deleting the first paragraph thereof and substituting therefor the following:

                           Each Holder of a Bond shall be deemed, by its
                  acceptance of such Bond, to have agreed not to file, join in the filing, or cause a filing against the Issuer of an involuntary petition under any bankruptcy or receivership law.

                  (m) Section 11.05 of the Original Indenture is hereby amended by adding an additional sentence at the end thereof as follows:

                  In addition, in the case of a redemption involving the termination of the Bonds, the Issuer shall deposit with the Trustee cash sufficient to pay the MBIA Reimbursement Amount.

                  (n) Section 15.04 of the Original Indenture is hereby amended by (i) the deletion of the word "or" following clause (1), (ii) the deletion of the period following clause (2) and the replacement thereof by a semicolon followed by the word "and" and (iii) the addition of the following in its entirety as a new clause (3) as follows:

                           (3) the Bond Insurer by the Trustee, the Issuer or
                  any Bondholder shall be sufficient for every purpose thereunder if in writing and mailed, first-class postage prepaid, to the Bond Insurer at: MBIA Insurance Corporation, 113 King Street, Armonk, New York 10504, Attention: Insured Portfolio Management - Structured Finance (IPM-SF) (Merit Securities Corporation, Collateralized Mortgage Bonds, Series
                  7). (In each case in which notice or other communication to MBIA refers to an Event of Default, a claim on the MBIA Policy or with respect to which failure on the part of MBIA to respond shall be deemed to constitute consent or acceptance, then a copy of such notice or other communication should also be sent to the attention of each of the general counsel and MBIA and shall be marked to indicate "URGENT MATERIAL ENCLOSED.")

                  (o) Notwithstanding the provisions of Section 13.01(d) of the Original Indenture, the Issuer's obligation to deliver to the Trustee a Yearly Accountants' Certificate may be modified, eliminated or limited to the extent permitted by the Rating Agencies and MBIA.

SECTION 21. AMENDMENTS TO DEFINITIONS.

         The definitions of Servicing Delinquency Trigger Event and Servicing Loss Trigger Event may be amended with the receipt of (a) written confirmation of the Rating Agencies to the effect that such amendment will not adversely affect the rating of any Outstanding Bond without regard to the existence of the MBIA Policy and (b) written approval of MBIA.

SECTION 22. DIRECTION TO TRUSTEE.

         The Issuer hereby directs the Trustee to execute the Insurance
Agreement.

SECTION 23. RATIFICATION OF INDENTURE.

         As supplemented by this Series Supplement, the Original Indenture is in all respects ratified and confirmed, and the Original Indenture as so supplemented by this Series Supplement shall be read, taken and construed as one and the same instrument.

SECTION 24. FORM OF BONDS.

         The Class A-1 Bonds shall be substantially in the form of Exhibit A-1 attached hereto. The Class A-2 Bonds shall be substantially in the form of Exhibit A-2 attached hereto. The Class A-3 Bonds shall be substantially in the form of Exhibit A-3 attached hereto. The Class A-4 Bonds shall be substantially in the form of Exhibit A-4 attached hereto. The Class A-5 Bonds shall be substantially in the form of Exhibit A-5 attached hereto. The Bonds shall have a Statement of Insurance printed thereon or attached thereto which essentially sets forth the terms of the MBIA Policy.

SECTION 25. SCHEDULES.

         Schedule I-A, I-B and II are attached hereto as contemplated by the Indenture.

SECTION 26. COUNTERPARTS.

         This Series Supplement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.

SECTION 27. GOVERNING LAW.

         THIS SERIES SUPPLEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED THEREIN.

         IN WITNESS WHEREOF, the Issuer and the Trustee have caused this Series Supplement to be duly executed by their respective officers thereunto duly authorized and, in the case of the Issuer, its respective signature duly attested all as of the 1st day of May 1996.

                                         MERIT SECURITIES CORPORATION

                                         By: /s/ Lisa R. Cooke

                                         Its: Vice President

                                         TEXAS COMMERCE BANK NATIONAL
                                                  ASSOCIATION, not in its
                                                  individual capacity but
                                                  solely as Trustee

                                         By: /s/ Rafael Herrera

                                         Its: Vice President and Trust Officer

                         LIST OF SCHEDULES AND EXHIBITS

SCHEDULE I-A                                FIRST POOL MORTGAGE LOANS

SCHEDULE I-B                                SECOND POOL MORTGAGE LOANS

SCHEDULE II                                 INTEREST FUND LOANS

EXHIBIT A-1                                 FORM OF CLASS A-1 BONDS

EXHIBIT A-2                                 FORM OF CLASS A-2 BONDS

EXHIBIT A-3                                 FORM OF CLASS A-3 BONDS

EXHIBIT A-4                                 FORM OF CLASS A-4 BONDS

EXHIBIT A-5                                 FORM OF CLASS A-5 BONDS

EXHIBIT B                                   PARAMETERS FOR ADDITIONAL MORTGAGE
                                            COLLATERAL

EXHIBIT C                                   FORM OF MBIA POLICY

                                                                EXHIBIT A-1

                            FORM OF CLASS A-1 BONDS


UNLESS THIS BOND IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO MERIT SECURITIES CORPORATION OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY BOND ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF
DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE PRINCIPAL OF THIS BOND IS SUBJECT TO PREPAYMENT FROM TIME TO TIME WITHOUT SURRENDER OF OR NOTATION ON THIS BOND. ACCORDINGLY, THE UNPAID PRINCIPAL BALANCE OF THIS BOND MAY BE LESS THAN THE AMOUNT SET FORTH BELOW. ANYONE ACQUIRING THIS BOND MAY ASCERTAIN ITS CURRENT PRINCIPAL BALANCE BY INQUIRY OF THE TRUSTEE.

THIS BOND MAY NOT BE TRANSFERRED EXCEPT UPON COMPLIANCE WITH THE TERMS OF THE WITHIN-REFERENCED INDENTURE.

No.                                  AGGREGATE INITIAL PRINCIPAL BALANCE
                                     OF THE CLASS A-1 BONDS AS
                                     OF THE CLOSING DATE:  $435,000,000
DENOMINATION:  $



                          MERIT SECURITIES CORPORATION

               COLLATERALIZED MORTGAGE BONDS, SERIES 7, CLASS A-1
                                DUE MAY 28, 2030

                                                       CUSIP NO.  589962 AT6

         MERIT Securities Corporation, a corporation duly organized and existing under the laws of the Commonwealth of Virginia (herein referred to as the "Issuer"), for value received, hereby promises to pay to

                                   CEDE & CO.

or registered assigns, from proceeds of the Collateral pledged under the Indenture referred to within, the principal sum of _________________________________________________________________________ AND
00/100 DOLLARS as hereinafter described and interest on the unpaid principal balance hereof in the manner hereinafter described until this Bond shall have been paid in full.

         This Bond is a "Book-Entry Bond" as described in Section 3.12 of the within-mentioned Indenture, and this Bond is being registered in the name of CEDE & Co., as nominee of The Depository Trust Company, a Clearing Agency. Subject to the terms of the Indenture, the Bonds will be registered as one or more certificates held by a Clearing Agency or its nominee, and beneficial interests will be held by Beneficial Owners through the book-entry facilities of such Clearing Agency or its nominee in minimum denominations of $100,000 and increments of $1,000 in excess thereof, except that one Bond of this Class may be issued in a different denomination.

         The interest on and principal of this Bond shall be payable in lawful money of the United States in the following manner:

               (a) The Class Interest Rate for this Bond for the period from the Delivery Date through June 27, 1996 will be 5.9575% per annum. Interest on this Bond will accrue (computed as if each year consisted of 360 days and each month consisted of 30 days) during the applicable Accrual Period with respect to a Payment Date (each as hereinafter defined) on the outstanding principal balance of this Bond immediately prior to each Payment Date at a per annum rate equal to One-Month LIBOR, as determined on the applicable Floating Rate Determination Date, plus 0.52%, subject to a cap of 10.00% per annum; provided however, if the Issuer does not exercise its option to redeem the Class A-1 Bonds on the first Payment Date on which it is permitted to do so, interest will accrue at a per annum rate equal to One-Month LIBOR on the applicable Floating Rate Determination Date, plus 1.04%, subject to a cap of 10.52% per annum. As used herein, "Accrual Period" means, with respect to each Payment Date, the period commencing on the 28th day of the preceding month through the 27th day of the month in which such Payment Date is deemed to occur (except that the first Accrual Period will be the period from the Delivery Date through June 27, 1996). The Holder of this Bond will be entitled to receive on the twenty-eighth day of each month, or, if such day is not a Business Day, then on the next succeeding Business Day (each a "Payment Date"), commencing on June 28, 1996, an amount equal to this Bond's pro rata share of the Interest Payment Amount for such Payment Date. For accounting purposes the Payment Date will be deemed to occur on the 28th day of the month without regard to whether such day is a Business Day.

               (b) Payments of principal shall be due and payable on the Class A-1 Bonds on each Payment Date to the extent and in the manner described in the Indenture. Payments of principal, if any, due and payable on this Bond on any Payment Date shall be in an amount equal to this Bond's pro rata share of the aggregate installments of principal due and payable on the Bonds of this Class as of such Payment Date, with a final installment due and payable on the maturity of this Bond equal to its unpaid principal balance, all as provided in the Indenture.

         This Bond is one of a duly authorized issue of Bonds of the Issuer, designated as the Collateralized Mortgage Bonds, Series 7, issued in aggregate principal amount of $528,550,000 as specifically set forth in an indenture dated as of November 1, 1994 (the "Original Indenture"), as amended and supplemented by the Series 7 Supplement dated as of May 1, 1996 (the "Series 7 Supplement" and, together with the Original Indenture, the "Indenture"), between the Issuer and Texas Commerce Bank National Association (the "Trustee," which term includes any successor trustee under the Indenture), to which Indenture and indentures supplemental thereto reference is hereby made for a statement of the respective rights thereunder of the Issuer, the Trustee and the Holders of the Bonds, and the terms upon which the Bonds are, and are to be, authenticated and delivered. All terms used in this Bond that are defined in the Indenture shall have the meanings assigned to them in the Indenture.

         Each payment on this Bond, when made, shall be applied first to the payment of interest accrued and unpaid on this Bond and then to the payment of principal on this Bond.

         The principal and interest so payable on any Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Bond is registered on the regular Record Date for such Payment Date, which shall be the close of business on the last Business Day of the month next preceding the month in which such Payment Date is deemed to occur, or, for the first Payment Date, the Delivery Date. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder as of the Record Date and may be paid to the Holder of this Bond as of a Special Record Date, to be fixed by the Trustee, for the payment of such defaulted interest, notice whereof shall be given to Bondholders not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Bonds of this Series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture.

         So long as this Bond is registered in the name of a Clearing Agency or its nominee, the Trustee will make payments of principal of and interest on this Bond by wire transfers of immediately available funds to the Clearing Agency or its nominee. Notwithstanding the above, the final distribution on this Bond will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Bond at its principal Corporate Trust Office or such other offices or agencies appointed by the Trustee for that purpose and such other locations provided in the Indenture.

         The Class A-1 Bonds are subject to redemption, in whole, but not in part, at the option of the Issuer on any Payment Date on or after the earlier of
(i) May 28, 2003 or (ii) the Payment Date on which, after giving effect to payments of principal to be made on such date, the aggregate principal balance of Bonds then Outstanding is less than 35% of the original aggregate principal amount of the Bonds (including any Additional Bonds). In addition, the Issuer may redeem the Bonds in whole, but not in part, at any time upon a determination by the Issuer, based upon an Opinion of Counsel, that a substantial risk exists that the Bonds will not be treated for federal income tax purposes as evidences of indebtedness. Any such redemption of the Bonds will be at the Redemption Price set forth in the Indenture.

         Certain Events of Default will entitle the Trustee to declare the principal of all or a portion of the Bonds to be due and payable or to take possession of and retain the Trust Estate intact, in either case in the manner and with the effect provided in the Indenture.

         Anything in the Indenture or in any other instrument referenced therein to the contrary notwithstanding, the Holder hereof, by accepting delivery of this Bond, recognizes that this Bond is a non-recourse obligation of the Issuer and agrees to look solely to the Trust Estate and a financial guaranty insurance policy issued by MBIA (as defined herein) for the Bonds for the payment of all sums due hereunder and under the terms of the Indenture, and the Issuer shall not be liable for any deficiency or other personal money judgment with respect to the payment of such sums. The Holder of this Bond shall be deemed to have agreed, by its acceptance of this Bond, not to file or join in filing any petition of bankruptcy or commence any similar proceeding in respect of the Issuer and to treat this Bond as a debt instrument for purposes of federal and state income tax, franchise tax and any other tax measured in whole or in part by income.

         As provided in the Indenture and subject to any limitations on transfer of this Bond by a Clearing Agency or its nominee and certain limitations set forth in the Indenture, the transfer of this Bond is registrable in the Bond Register upon surrender of this Bond for registration of transfer at the principal Corporate Trust Office of the Trustee or such other offices or agencies appointed by the Trustee for that purpose and such other locations provided in the Indenture, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Bond Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Bonds of the same Class in the same aggregate principal balance will be issued to the designated transferee or transferees.

         Fiduciaries of employee benefit plans and certain other retirement plans and arrangements that are subject to ERISA or corresponding provisions of the Code, including individual retirement accounts and annuities, Keogh Plans, and collective investment funds in which such plans, accounts, or arrangements are invested (any of the foregoing, a "Plan"), persons acting on behalf of a Plan, or persons using the assets of a Plan ("Plan Investors"), should review carefully with their legal advisors whether the purchase or holding of this Bond could give rise to a transaction that is prohibited under ERISA or the Code or cause the Collateral securing the Bonds to be regarded as "plan assets" for purposes of the Plan Asset Regulations. The Issuer believes that the Class A-1 Bonds will be treated as debt obligations without significant equity features for purposes of the Plan Asset Regulations. Accordingly, a Plan that acquires a Class

A-1 Bond should not be treated as having acquired a direct interest in the assets of the Issuer. However, there can be no complete assurance that the Class A-1 Bonds will be treated as debt obligations without significant equity features for purposes of the Plan Asset Regulations.

         Prior to due presentment for registration of transfer of this Bond, the Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the Person in whose name this Bond is registered as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Bond be overdue, and neither the Issuer, the Trustee nor any such agent shall be affected by notice to the contrary.

         The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Bonds under the Indenture at any time by the Issuer with the consent of the Holders of a majority in aggregate principal balance of Bonds at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal balance of specified Classes of Bonds at the time Outstanding, on behalf of the Holders of all the Bonds, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Bond shall be conclusive and binding upon such Holder and upon all future Holders of this Bond and of any Bond issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Bond. As provided in the Indenture and subject to certain limitations therein set forth, MBIA Insurance Corporation ("MBIA") will be entitled to exercise certain Voting Rights of the Holders, and the Holders may exercise such rights only with the prior written consent of MBIA.

         The term "Issuer" as used in this Bond includes any successor thereof under the Indenture.

         This Bond and the Indenture shall be construed in accordance with, and governed by, the laws of the State of New York, without regard to conflict of laws rules.

         Unless the certificate of authentication hereon has been executed by the Trustee by manual signature, this Bond shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, MERIT Securities Corporation has caused this Bond to be signed by the true or facsimile signature of its Vice President and attested by the true or facsimile signature of its Assistant Secretary.

                                       MERIT SECURITIES CORPORATION

                                       By: _________________________
                                           Vice President

Attest:

- -------------------------------------
Assistant Secretary

                    TRUSTEE'S CERTIFICATE OF AUTHENTICATION

This is a Class A-1 Bond referred to in the within-mentioned Indenture.

Date of Authentication:                        TEXAS COMMERCE BANK NATIONAL
                                                 ASSOCIATION, Trustee

                                               By: ____________________________
                                                   Authorized Officer

                                 ABBREVIATIONS

         The following abbreviations, when used in the inscription on the face of this Bond, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM--as tenants in common                    UNIF GIFT MIN ACT--.....Custodian......
TEN ENT--as tenants by the entireties                             (Cus)          (Minor)
                                                           Under Uniform Gifts to Minors

JT TEN--   as joint tenants with rights of                 Act..........................
               survivorship and not as                                     (State)
               Tenants in Common

Additional abbreviations may also be used though not in the above list.

                                FORM OF TRANSFER

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns

and transfers unto __________________________________________________________

- -----------------------------------------------------------------------------
                  Please print or typewrite name and address of assignee

- -----------------------------------------------------------------------------
      Please insert Social Security or other identifying Number of Assignee the within Bond of MERIT Securities Corporation and does hereby irrevocably constitute and appoint

_________________________________________________________________, Attorney, to
transfer the said Bond on the books of the within named Corporation, with full power of substitution in the premises.

Dated: __________________________

                                     -------------------------------------------
                                            NOTICE: The signature to this
                                            assignment must correspond with the
                                            name as written upon the face of
                                            this Bond in every particular
                                            without alteration or enlargement or
                                            any change whatever.

- ---------------------------------
SIGNATURE GUARANTEED: The signature must be guaranteed by a commercial bank or trust company or by a member firm of the New York Stock Exchange or another national securities exchange. Notarized or witnessed signatures are not acceptable.

                              PAYMENT INSTRUCTIONS

         The assignee should include the following for purposes of payment:

         Payment shall be made, by wire transfer or otherwise, in immediately available funds, to _______________________, for the account of ___________________, account number _____________, or, if mailed by check, to
_________________________. Applicable reports and statements should be mailed to
_____________________. This information is provided by ___________________, the assignee named above, or ______________________________, as its agent.

                                                                   EXHIBIT A-2
                            FORM OF CLASS A-2 BONDS

UNLESS THIS BOND IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO MERIT SECURITIES CORPORATION OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY BOND ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF
DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE PRINCIPAL OF THIS BOND IS SUBJECT TO PREPAYMENT FROM TIME TO TIME WITHOUT SURRENDER OF OR NOTATION ON THIS BOND. ACCORDINGLY, THE UNPAID PRINCIPAL BALANCE OF THIS BOND MAY BE LESS THAN THE AMOUNT SET FORTH BELOW. ANYONE ACQUIRING THIS BOND MAY ASCERTAIN ITS CURRENT PRINCIPAL BALANCE BY INQUIRY OF THE TRUSTEE.

THIS BOND MAY NOT BE TRANSFERRED EXCEPT UPON COMPLIANCE WITH THE TERMS OF THE WITHIN-REFERENCED INDENTURE.

No.                                AGGREGATE INITIAL PRINCIPAL BALANCE
                                   OF THE CLASS A-2 BONDS AS OF THE

DENOMINATION:  $                   CLOSING DATE:  $45,500,000



                          MERIT SECURITIES CORPORATION

               COLLATERALIZED MORTGAGE BONDS, SERIES 7, CLASS A-2
                                DUE MAY 28, 2030

                                                           CUSIP NO.  589962 AU3

         MERIT Securities Corporation, a corporation duly organized and existing under the laws of the Commonwealth of Virginia (herein referred to as the "Issuer"), for value received, hereby promises to pay to

                                   CEDE & CO.

or registered assigns, from proceeds of the Collateral pledged under the Indenture referred to within, the principal sum of ___________________________________________________________ AND 00/100 DOLLARS
as hereinafter described and interest on the unpaid principal balance hereof in the manner hereinafter described until this Bond shall have been paid in full.

         This Bond is a "Book-Entry Bond" as described in Section 3.12 of the within-mentioned Indenture, and this Bond is being registered in the name of CEDE & Co., as nominee of The Depository Trust Company, a Clearing Agency. Subject to the terms of the Indenture, the Bonds will be registered as one or more certificates held by a Clearing Agency or its nominee, and beneficial interests will be held by Beneficial Owners through the book-entry facilities of such Clearing Agency or its nominee in minimum denominations of $100,000 and increments of $1,000 in excess thereof, except that one Bond of this Class may be issued in a different denomination.

         The interest on and principal of this Bond shall be payable in lawful money of the United States in the following manner:

               (a) For the initial Payment Date, the Class Interest Rate for this Bond will be 15.00% per annum. Interest on this Bond will accrue (computed as if each year consisted of 360 days and each month consisted of 30 days) during the applicable Accrual Period with respect to a Payment Date (each as hereinafter defined), on the outstanding principal balance of this Bond immediately prior to each Payment Date at a per annum rate equal to, subject to a cap of 15.00% per annum, (a) twelve times the sum of (i) the amount of interest at the per annum rate equal to the weighted average (by principal balance) of the Net Rates on the First Pool Mortgage Loans, accrued during the applicable Accrual Period for the Class A-2 Bonds on the outstanding principal balance of the Class A-2 Bonds immediately prior to such Payment Date;
         (ii) the amount of interest at the per annum rate equal to the excess of (x) the weighted average (by principal balance) of the Net Rates on the adjustable rate First Pool Mortgage loans (the "ARM First Pool Mortgage Loans") and the High Strip Interest Rate on the High Strip (as defined in the Indenture) over (y) the Class Interest Rate on the Class A-1 Bonds, accrued during the applicable Accrual Period for the Class A-2 Bonds on a notional principal balance equal to the outstanding principal balance of the Class A-1 Bonds immediately prior to such Payment Date; and (iii) the amount of interest at the per annum rate equal to the excess of the Low Strip Interest Rate (as defined in the Indenture) over the Class Interest Rate on the Class A-3 Bonds, accrued during the applicable Accrual Period for the Class A-3 Bonds on a notional principal balance equal to the outstanding principal balance of the Class A-3 Bonds immediately prior to such Payment Date, divided by (b) the outstanding principal balance of the Class A-2 Bonds immediately prior to such Payment Date. As used herein, "Accrual Period" means, with respect to each Payment Date, the calendar month preceding the month in which such Payment Date is deemed to occur. The Holder of this Bond will be entitled to receive on the twenty-eighth day of each month, or, if such day is not a Business Day, then on the next succeeding Business Day (each a "Payment Date"), commencing on June 28, 1996, an amount equal to this Bond's pro rata share of the Interest Payment Amount for such Payment Date. For accounting purposes the Payment Date will be deemed to occur on the 28th day of the month without regard to whether such day is a Business Day.

               (b) Payments of principal shall be due and payable on the Class A-2 Bonds on each Payment Date to the extent and in the manner described in the Indenture. Payments of principal, if any, due and payable on this Bond on any Payment Date shall be in an amount equal to this Bond's pro rata share of the aggregate installments of principal due and payable on the Bonds of this Class as of such Payment Date, with a final installment due and payable on the maturity of this Bond equal to its unpaid principal balance, all as provided in the Indenture.

         This Bond is one of a duly authorized issue of Bonds of the Issuer, designated as the Collateralized Mortgage Bonds, Series 7, issued in aggregate principal amount of $528,550,000, as specifically set forth in an indenture dated as of November 1, 1994 (the "Original Indenture"), as amended and supplemented by the Series 7 Supplement dated as of May 1, 1996 (the "Series 7 Supplement" and, together with the Original Indenture, the "Indenture"), between the Issuer and Texas Commerce Bank National Association (the "Trustee," which term includes any successor trustee under the Indenture), to which Indenture and indentures supplemental thereto reference is hereby made for a statement of the respective rights thereunder of the Issuer, the Trustee and the Holders of the Bonds, and the terms upon which the Bonds are, and are to be, authenticated and delivered. All terms used in this Bond that are defined in the Indenture shall have the meanings assigned to them in the Indenture.

         Each payment on this Bond, when made, shall be applied first to the payment of interest accrued and unpaid on this Bond and then to the payment of principal on this Bond.

         The principal and interest so payable on any Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Bond is registered on the regular Record Date for such Payment Date, which shall be the close of business on the last Business Day of the month next preceding the month in which such Payment Date is deemed to occur, or, for the first Payment Date, the Delivery Date. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder as of the Record Date and may be paid to the Holder of this Bond as of a Special Record Date, to be fixed by the Trustee, for the payment of such defaulted interest, notice whereof shall be given to Bondholders not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Bonds of this Series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture.

         So long as this Bond is registered in the name of a Clearing Agency or its nominee, the Trustee will make payments of principal of and interest on this Bond by wire transfers of immediately available funds to the Clearing Agency or its nominee. Notwithstanding the above, the final distribution on this Bond will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Bond at its principal Corporate Trust Office or such other offices or agencies appointed by the Trustee for that purpose and such other locations provided in the Indenture.

         The Class A-2 Bonds were issued on June 6, 1996 at a price equal to (i) 115.000000% of their original principal amount plus (ii) accrued interest at closing equal to 1.458333% of such principal amount. Under Treasury regulations (the "OID Regulations"), all interest payments to be received on the Class A-2 Bonds (based upon the assumption that such Bonds pay in accordance with the prepayment assumptions used in pricing such Bonds) are treated as part of such Bonds' stated redemption price at maturity (i.e., principal). Accordingly, the Class A-2 Bonds were issued with original issue discount ("OID") for federal income tax purposes in an amount equal to approximately 123.906223% of their original principal amount. The monthly yield to maturity of the Class A-2 Bonds expressed on an annual basis is approximately 11.23%, and the amount of OID allocable to the short first accrual period (June 6, 1996 through June 27, 1996) as a percentage of the original principal amount of the Class A-2 Bonds is approximately 0.799674%. The initial stated interest rate on such Bonds is 15.00% per annum. In computing both the monthly yield to maturity and the OID amounts specified above, the Issuer has used (i) a method embodying an economic accrual of income, (ii) a prepayment assumption equal to 21% CPR (as defined in the Prospectus), and (iii) a 30 days per month/360 days per year accounting convention. The actual yield to maturity and OID may differ from the projected amounts. The Holder of this Bond should be aware that the methodology for accruing OID on the Class A-2 Bonds is not entirely clear under current law.

         The Class A-2 Bonds are subject to redemption, in whole, but not in part, at the option of the Issuer on any Payment Date on or after the earlier of
(i) May 28, 2003 or (ii) the Payment Date on which, after giving effect to payments of principal to be made on such date, the aggregate principal balance of Bonds then Outstanding is less than 35% of the original aggregate principal amount of the Bonds (including any Additional Bonds). In addition, the Issuer may redeem the Bonds in whole, but not in part, at any time upon a determination by the Issuer, based upon an Opinion of Counsel, that a substantial risk exists that the Bonds will not be treated for federal income tax purposes as evidences of indebtedness. Any such redemption of the Bonds will be at the Redemption Price set forth in the Indenture.

         Certain Events of Default will entitle the Trustee to declare the principal of all or a portion of the Bonds to be due and payable or to take possession of and retain the Trust Estate intact, in either case in the manner and with the effect provided in the Indenture.

         Anything in the Indenture or in any other instrument referenced therein to the contrary notwithstanding, the Holder hereof, by accepting delivery of this Bond, recognizes that this Bond is a non-recourse obligation of the Issuer and agrees to look solely to the Trust Estate and a financial guaranty insurance policy issued by MBIA (as defined herein) for the Bonds for the payment of all sums due hereunder and under the terms of the Indenture, and the Issuer shall not be liable for any deficiency or other personal money judgment with respect to the payment of such sums. The Holder of this Bond shall be deemed to have agreed, by its acceptance of this Bond, not to file or join in filing any petition of bankruptcy or commence any similar proceeding in respect of the Issuer and to treat this Bond as a debt instrument for purposes of federal and state income tax, franchise tax and any other tax measured in whole or in part by income.

         As provided in the Indenture and subject to any limitations on transfer of this Bond by a Clearing Agency or its nominee and certain limitations set forth in the Indenture, the transfer of this Bond is registrable in the Bond Register upon surrender of this Bond for registration of transfer at the principal Corporate Trust Office of the Trustee or such other offices or agencies appointed by the Trustee for that purpose and such other locations provided in the Indenture, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Bond Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Bonds of the same Class in the same aggregate principal balance will be issued to the designated transferee or transferees.

         Fiduciaries of employee benefit plans and certain other retirement plans and arrangements that are subject to ERISA or corresponding provisions of the Code, including individual retirement accounts and annuities, Keogh Plans, and collective investment funds in which such plans, accounts, or arrangements are invested (any of the foregoing, a "Plan"), persons acting on behalf of a Plan, or persons using the assets of a Plan ("Plan Investors"), should review carefully with their legal advisors whether the purchase or holding of this Bond could give rise to a transaction that is prohibited under ERISA or the Code or cause the Collateral securing the Bonds to be regarded as "plan assets" for purposes of the Plan Asset Regulations. The Issuer believes that the Class A-2 Bonds will be treated as debt obligations without significant equity features for purposes of the Plan Asset Regulations. Accordingly, a Plan that acquires a Class A-2 Bond should not be treated as having acquired a direct interest in the assets of the Issuer. However, there can be no complete assurance that the Class A-2 Bonds will be treated as debt obligations without significant equity features for purposes of the Plan Asset Regulations.

         Prior to due presentment for registration of transfer of this Bond, the Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the Person in whose name this Bond is registered as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Bond be overdue, and neither the Issuer, the Trustee nor any such agent shall be affected by notice to the contrary.

         The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Bonds under the Indenture at any time by the Issuer with the consent of the Holders of a majority in aggregate principal balance of Bonds at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal balance of specified Classes of Bonds at the time Outstanding, on behalf of the Holders of all the Bonds, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Bond shall be conclusive and binding upon such Holder and upon all future Holders of this Bond and of any Bond issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Bond. As provided in the Indenture and subject to certain limitations therein set forth, MBIA Insurance Corporation ("MBIA") will be entitled to exercise certain Voting Rights of the Holders, and the Holders may exercise such rights only with the prior written consent of MBIA.

         The term "Issuer" as used in this Bond includes any successor thereof under the Indenture.

         This Bond and the Indenture shall be construed in accordance with, and governed by, the laws of the State of New York, without regard to conflict of laws rules.

         Unless the certificate of authentication hereon has been executed by the Trustee by manual signature, this Bond shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, MERIT Securities Corporation has caused this Bond to be signed by the true or facsimile signature of its Vice President and attested by the true or facsimile signature of its Assistant Secretary.

                                            MERIT SECURITIES CORPORATION

                                            By: _______________________________
                                                Vice President

Attest:

_______________________________
Assistant Secretary


                    TRUSTEE'S CERTIFICATE OF AUTHENTICATION

This is a Class A-2 Bond referred to in the within-mentioned Indenture.

Date of Authentication:                     TEXAS COMMERCE BANK NATIONAL
                                             ASSOCIATION, Trustee

                                            By: _______________________________
                                                Authorized Officer

                                 ABBREVIATIONS

         The following abbreviations, when used in the inscription on the face of this Bond, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM--as tenants in common                            UNIF GIFT MIN ACT--.....Custodian......
TEN ENT--as tenants by the entireties                                     (Cus)          (Minor)
                                                                   Under Uniform Gifts to Minors

JT TEN--   as joint tenants with rights of                         Act..........................
               survivorship and not as                                             (State)
               Tenants in Common

Additional abbreviations may also be used though not in the above list.

                                FORM OF TRANSFER

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns

and transfers unto _____________________________________________________________

- --------------------------------------------------------------------------------
                  Please print or typewrite name and address of assignee

- --------------------------------------------------------------------------------
      Please insert Social Security or other identifying Number of Assignee the within Bond of MERIT Securities Corporation and does hereby irrevocably constitute and appoint

_________________________________________________________________, Attorney, to
transfer the said Bond on the books of the within named Corporation, with full power of substitution in the premises.

Dated: __________________________

                                            ------------------------------------

                                            NOTICE: The signature to this
                                            assignment must correspond with the
                                            name as written upon the face of
                                            this Bond in every particular
                                            without alteration or enlargement or
                                            any change whatever.

- ---------------------------------
SIGNATURE GUARANTEED:
The signature must be guaranteed by a
commercial bank or trust company or
by a member firm of the New York Stock
Exchange or another national securities
exchange. Notarized or witnessed signatures are not acceptable.

                              PAYMENT INSTRUCTIONS

         The assignee should include the following for purposes of payment:

         Payment shall be made, by wire transfer or otherwise, in immediately available funds, to _______________________, for the account of ___________________, account number _____________, or, if mailed by check, to
_________________________. Applicable reports and statements should be mailed to
_____________________. This information is provided by ___________________, the assignee named above, or ______________________________, as its agent.

                                                                EXHIBIT A-3

                            FORM OF CLASS A-3 BONDS


UNLESS THIS BOND IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO MERIT SECURITIES CORPORATION OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY BOND ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF
DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE PRINCIPAL OF THIS BOND IS SUBJECT TO PREPAYMENT FROM TIME TO TIME WITHOUT SURRENDER OF OR NOTATION ON THIS BOND. ACCORDINGLY, THE UNPAID PRINCIPAL BALANCE OF THIS BOND MAY BE LESS THAN THE AMOUNT SET FORTH BELOW. ANYONE ACQUIRING THIS BOND MAY ASCERTAIN ITS CURRENT PRINCIPAL BALANCE BY INQUIRY OF THE TRUSTEE.

THIS BOND MAY NOT BE TRANSFERRED EXCEPT UPON COMPLIANCE WITH THE TERMS OF THE WITHIN-REFERENCED INDENTURE.

No.                                       AGGREGATE INITIAL PRINCIPAL BALANCE
                                          OF THE CLASS A-3 BONDS AS OF THE
DENOMINATION:  $                          CLOSING DATE:  $26,300,000



                          MERIT SECURITIES CORPORATION

               COLLATERALIZED MORTGAGE BONDS, SERIES 7, CLASS A-3
                                DUE MAY 28, 2030

                                                         CUSIP NO.  589962 AV1

         MERIT Securities Corporation, a corporation duly organized and existing under the laws of the Commonwealth of Virginia (herein referred to as the "Issuer"), for value received, hereby promises to pay to

                                   CEDE & CO.

or registered assigns, from proceeds of the Collateral pledged under the Indenture referred to within, the principal sum of __________________________________________________________________________ AND
00/100 DOLLARS as hereinafter described and interest on the unpaid principal balance hereof in the manner hereinafter described until this Bond shall have been paid in full.

         This Bond is a "Book-Entry Bond" as described in Section 3.12 of the within-mentioned Indenture, and this Bond is being registered in the name of CEDE & Co., as nominee of The Depository Trust Company, a Clearing Agency. Subject to the terms of the Indenture, the Bonds will be registered as one or more certificates held by a Clearing Agency or its nominee, and beneficial interests will be held by Beneficial Owners through the book-entry facilities of such Clearing Agency or its nominee in minimum denominations of $100,000 and increments of $1,000 in excess thereof, except that one Bond of this Class may be issued in a different denomination.

         The interest on and principal of this Bond shall be payable in lawful money of the United States in the following manner:

               (a) The Class Interest Rate for this Bond is 7.00% per annum. Interest on this Bond will accrue (computed as if each year consisted of 360 days and each month consisted of 30 days), during the applicable Accrual Period with respect to a Payment Date (each as hereinafter defined) on the outstanding principal balance of this Bond immediately prior to such Payment Date. As used herein, "Accrual Period" means, with respect to each Payment Date, the calendar month preceding the month in which such Payment Date is deemed to occur. The Holder of this Bond will be entitled to receive on the twenty-eighth day of each month, or, if such day is not a Business Day, then on the next succeeding Business Day (each a "Payment Date"), commencing on June 28, 1996, an amount equal to this Bond's pro rata share of the Interest Payment Amount for such Payment Date. For accounting purposes the Payment Date will be deemed to occur on the 28th day of the month without regard to whether such day is a Business Day.

               (b) Payments of principal shall be due and payable on the Class A-3 Bonds on each Payment Date to the extent and in the manner described in the Indenture. Payments of principal, if any, due and payable on this Bond on any Payment Date shall be in an amount equal to this Bond's pro rata share of the aggregate installments of principal due and payable on the Bonds of this Class as of such Payment Date, with a final installment due and payable on the maturity of this Bond equal to its unpaid principal balance, all as provided in the Indenture.

         This Bond is one of a duly authorized issue of Bonds of the Issuer, designated as the Collateralized Mortgage Bonds, Series 7, issued in aggregate principal amount of $528,550,000, as specifically set forth in an indenture dated as of November 1, 1994 (the "Original Indenture"), as amended and supplemented by the Series 7 Supplement dated as of May 1, 1996 (the "Series 7 Supplement" and, together with the Original Indenture, the "Indenture"), between the Issuer and Texas Commerce Bank National Association (the "Trustee," which term includes any successor trustee under the Indenture), to which Indenture and indentures supplemental thereto reference is hereby made for a statement of the respective rights thereunder of the Issuer, the Trustee and the Holders of the Bonds, and the terms upon which the Bonds are, and are to be, authenticated and delivered. All terms used in this Bond that are defined in the Indenture shall have the meanings assigned to them in the Indenture.

         Each payment on this Bond, when made, shall be applied first to the payment of interest accrued and unpaid on this Bond and then to the payment of principal on this Bond.

         The principal and interest so payable on any Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Bond is registered on the regular Record Date for such Payment Date, which shall be the close of business on the last Business Day of the month next preceding the month in which such Payment Date is deemed to occur, or, for the first Payment Date, the Delivery Date. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder as of the Record Date and may be paid to the Holder of this Bond as of a Special Record Date, to be fixed by the Trustee, for the payment of such defaulted interest, notice whereof shall be given to Bondholders not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Bonds of this Series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture.

         So long as this Bond is registered in the name of a Clearing Agency or its nominee, the Trustee will make payments of principal of and interest on this Bond by wire transfers of immediately available funds to the Clearing Agency or its nominee. Notwithstanding the above, the final distribution on this Bond will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Bond at its principal Corporate Trust Office or such other offices or agencies appointed by the Trustee for that purpose and such other locations provided in the Indenture.

         The Class A-3 Bonds were issued on June 6, 1996 at a price equal to 97.525000% of their original principal amount. Based on that issue price, the Class A-3 Bonds were issued with original issue discount ("OID") for federal income tax purposes in an amount equal to 2.475000% of their original principal amount. The monthly yield to maturity of the Class A-3 Bonds expressed on an annual basis is approximately 8.82% and the amount of OID allocable to the short first accrual period (June 6, 1996 through June 27, 1996) as a percentage of the original principal amount of the Class A-3 Bonds is approximately 0.097926%. The stated interest rate on the Class A-3 Bonds is 7.00% per annum. In computing the monthly yield to maturity and the OID amounts specified above, the Issuer has used (i) a method embodying an economic accrual of income, (ii) a prepayment assumption equal to 21% CPR (as defined in the Prospectus), and (iii) a 30 days per month/360 days per year accounting convention. The actual yield to maturity and OID may differ from the projected amounts.

         The Class A-3 Bonds are subject to redemption, in whole, but not in part, at the option of the Issuer on any Payment Date on or after the earlier of
(i) May 28, 2003 or (ii) the Payment Date on which, after giving effect to payments of principal to be made on such date, the aggregate principal balance of Bonds then Outstanding is less than 35% of the original aggregate principal amount of the Bonds (including any Additional Bonds). In addition, the Issuer may redeem the Bonds in whole, but not in part, at any time upon a determination by the Issuer, based upon an Opinion of Counsel, that a substantial risk exists that the Bonds will not be treated for federal income tax purposes as evidences of indebtedness. Any such redemption of the Bonds will be at the Redemption Price set forth in the Indenture.

         Certain Events of Default will entitle the Trustee to declare the principal of all or a portion of the Bonds to be due and payable or to take possession of and retain the Trust Estate intact, in either case in the manner and with the effect provided in the Indenture.

         Anything in the Indenture or in any other instrument referenced therein to the contrary notwithstanding, the Holder hereof, by accepting delivery of this Bond, recognizes that this Bond is a non-recourse obligation of the Issuer and agrees to look solely to the Trust Estate and a financial guaranty insurance policy issued by MBIA (as defined herein) for the Bonds for the payment of all sums due hereunder and under the terms of the Indenture, and the Issuer shall not be liable for any deficiency or other personal money judgment with respect to the payment of such sums. The Holder of this Bond shall be deemed to have agreed, by its acceptance of this Bond, not to file or join in filing any petition of bankruptcy or commence any similar proceeding in respect of the Issuer and to treat this Bond as a debt instrument for purposes of federal and state income tax, franchise tax and any other tax measured in whole or in part by income.

         As provided in the Indenture and subject to any limitations on transfer of this Bond by a Clearing Agency or its nominee and certain limitations set forth in the Indenture, the transfer of this Bond is registrable in the Bond Register upon surrender of this Bond for registration of transfer at the principal Corporate Trust Office of the Trustee or such other offices or agencies appointed by the Trustee for that purpose and such other locations provided in the Indenture, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Bond Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Bonds of the same Class in the same aggregate principal balance will be issued to the designated transferee or transferees.

         Fiduciaries of employee benefit plans and certain other retirement plans and arrangements that are subject to ERISA or corresponding provisions of the Code, including individual retirement accounts and annuities, Keogh Plans, and collective investment funds in which such plans, accounts, or arrangements are invested (any of the foregoing, a "Plan"), persons acting on behalf of a Plan, or persons using the assets of a Plan ("Plan Investors"), should review carefully with their legal advisors whether the purchase or holding of this Bond could give rise to a transaction that is prohibited under ERISA or the Code or cause the Collateral securing the Bonds to be regarded as "plan assets" for purposes of the Plan Asset Regulations. The Issuer believes that the Class A-3 Bonds will be treated as debt obligations without significant equity features for purposes of the Plan Asset Regulations. Accordingly, a Plan that acquires a Class A-3 Bond should not be treated as having acquired a direct interest in the assets of the Issuer. However, there can be no complete assurance that the Class A-3 Bonds will be treated as debt obligations without significant equity features for purposes of the Plan Asset Regulations.

         Prior to due presentment for registration of transfer of this Bond, the Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the Person in whose name this Bond is registered as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Bond be overdue, and neither the Issuer, the Trustee nor any such agent shall be affected by notice to the contrary.

         The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Bonds under the Indenture at any time by the Issuer with the consent of the Holders of a majority in aggregate principal balance of Bonds at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal balance of specified Classes of Bonds at the time Outstanding, on behalf of the Holders of all the Bonds, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Bond shall be conclusive and binding upon such Holder and upon all future Holders of this Bond and of any Bond issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Bond. As provided in the Indenture and subject to certain limitations therein set forth, MBIA Insurance Corporation ("MBIA") will be entitled to exercise certain Voting Rights of the Holders, and the Holders may exercise such rights only with the prior written consent of MBIA.

         The term "Issuer" as used in this Bond includes any successor thereof under the Indenture.

         This Bond and the Indenture shall be construed in accordance with, and governed by, the laws of the State of New York, without regard to conflict of laws rules.

         Unless the certificate of authentication hereon has been executed by the Trustee by manual signature, this Bond shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, MERIT Securities Corporation has caused this Bond to be signed by the true or facsimile signature of its Vice President and attested by the true or facsimile signature of its Assistant Secretary.

                                                   MERIT SECURITIES CORPORATION

                                                   By: ________________________
                                                          Vice President

Attest:

- -------------------------------------
Assistant Secretary

                    TRUSTEE'S CERTIFICATE OF AUTHENTICATION

This is a Class A-3 Bond referred to in the within-mentioned Indenture.

Date of Authentication:                            TEXAS COMMERCE BANK NATIONAL
                                                     ASSOCIATION, Trustee

                                                   By: ________________________
                                                          Authorized Officer

                                 ABBREVIATIONS

         The following abbreviations, when used in the inscription on the face of this Bond, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM--as tenants in common                 UNIF GIFT MIN ACT--...Custodian...
TEN ENT--as tenants by the entireties                   (Cus)        (Minor)
                                                   Under Uniform Gifts to Minors

JT TEN--   as joint tenants with rights of         Act..........................
               survivorship and not as                         (State)

               Tenants in Common

Additional abbreviations may also be used though not in the above list.

                                FORM OF TRANSFER

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns

and transfers unto _____________________________________________________________

- --------------------------------------------------------------------------------
                 Please print or typewrite name and address of assignee

- --------------------------------------------------------------------------------
      Please insert Social Security or other identifying Number of Assignee the within Bond of MERIT Securities Corporation and does hereby irrevocably constitute and appoint

_________________________________________________________________, Attorney, to
transfer the said Bond on the books of the within named Corporation, with full power of substitution in the premises.

Dated: __________________________

                                   ------------------------------------
                                   NOTICE: The signature to this
                                   assignment must correspond with the
                                   name as written upon the face of
                                   this Bond in every particular
                                   without alteration or enlargement or
                                   any change whatever.

- ---------------------------------
SIGNATURE GUARANTEED:
The signature must be guaranteed
by a commercial bank or trust
company or by a member firm of
the New York Stock Exchange or
another national securities
exchange. Notarized or witnessed
signatures are not acceptable.

                              PAYMENT INSTRUCTIONS

         The assignee should include the following for purposes of payment:

         Payment shall be made, by wire transfer or otherwise, in immediately available funds, to _______________________, for the account of ___________________, account number _____________, or, if mailed by check, to
_________________________. Applicable reports and statements should be mailed to
_____________________. This information is provided by ___________________, the assignee named above, or ______________________________, as its agent.

                                                                EXHIBIT A-4

                            FORM OF CLASS A-4 BONDS

UNLESS THIS BOND IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO MERIT SECURITIES CORPORATION OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY BOND ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF
DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE PRINCIPAL OF THIS BOND IS SUBJECT TO PREPAYMENT FROM TIME TO TIME WITHOUT SURRENDER OF OR NOTATION ON THIS BOND. ACCORDINGLY, THE UNPAID PRINCIPAL BALANCE OF THIS BOND MAY BE LESS THAN THE AMOUNT SET FORTH BELOW. ANYONE ACQUIRING THIS BOND MAY ASCERTAIN ITS CURRENT PRINCIPAL BALANCE BY INQUIRY OF THE TRUSTEE.

THIS BOND MAY NOT BE TRANSFERRED EXCEPT UPON COMPLIANCE WITH THE TERMS OF THE WITHIN-REFERENCED INDENTURE.

No.                                          AGGREGATE INITIAL PRINCIPAL BALANCE
                                             OF THE CLASS A-4 BONDS AS OF THE
DENOMINATION:  $                             CLOSING DATE:  $7,000,000



                          MERIT SECURITIES CORPORATION

               COLLATERALIZED MORTGAGE BONDS, SERIES 7, CLASS A-4
                                DUE MAY 28, 2030

                                                           CUSIP NO.  589962 AW9

         MERIT Securities Corporation, a corporation duly organized and existing under the laws of the Commonwealth of Virginia (herein referred to as the "Issuer"), for value received, hereby promises to pay to

                                   CEDE & CO.

or registered assigns, from proceeds of the Collateral pledged under the Indenture referred to within, the principal sum of _________________________________________________________________________ AND
00/100 DOLLARS as hereinafter described and interest on the unpaid principal balance hereof in the manner hereinafter described until this Bond shall have been paid in full.

         This Bond is a "Book-Entry Bond" as described in Section 3.12 of the within-mentioned Indenture, and this Bond is being registered in the name of CEDE & Co., as nominee of The Depository Trust Company, a Clearing Agency. Subject to the terms of the Indenture, the Bonds will be registered as one or more certificates held by a Clearing Agency or its nominee, and beneficial interests will be held by Beneficial Owners through the book-entry facilities of such Clearing Agency or its nominee in minimum denominations of $100,000 and increments of $1,000 in excess thereof, except that one Bond of this Class may be issued in a different denomination.

         The interest on and principal of this Bond shall be payable in lawful money of the United States in the following manner:

               (a) The Class Interest Rate for this Bond is 7.50% per annum. Interest on this Bond will accrue (computed as if each year consisted of 360 days and each month consisted of 30 days) during the applicable Accrual Period with respect to a Payment Date (each as hereinafter defined) on the outstanding principal balance of this Bond immediately prior to such Payment Date. As used herein, "Accrual Period" means, with respect to each Payment Date, the calendar month preceding the month in which such Payment Date is deemed to occur. The Holder of this Bond will be entitled to receive on the twenty-eighth day of each month, or, if such day is not a Business Day, then on the next succeeding Business Day (each a "Payment Date"), commencing on June 28, 1996, an amount equal to this Bond's pro rata share of the Interest Payment Amount for such Payment Date. For accounting purposes the Payment Date will be deemed to occur on the 28th day of the month without regard to whether such day is a Business Day.

               (b) Payments of principal shall be due and payable on the Class A-4 Bonds on each Payment Date to the extent and in the manner described in the Indenture. Payments of principal, if any, due and payable on this Bond on any Payment Date shall be in an amount equal to this Bond's pro rata share of the aggregate installments of principal due and payable on the Bonds of this Class as of such Payment Date, with a final installment due and payable on the maturity of this Bond equal to its unpaid principal balance, all as provided in the Indenture.

         This Bond is one of a duly authorized issue of Bonds of the Issuer, designated as the Collateralized Mortgage Bonds, Series 7, issued in aggregate principal amount of $528,550,000, as specifically set forth in an indenture dated as of November 1, 1994 (the "Original Indenture"), as amended and supplemented by the Series 7 Supplement dated as of May 1, 1996 (the "Series 7 Supplement" and, together with the Original Indenture, the "Indenture"), between the Issuer and Texas Commerce Bank National Association (the "Trustee," which term includes any successor trustee under the Indenture), to which Indenture and indentures supplemental thereto reference is hereby made for a statement of the respective rights thereunder of the Issuer, the Trustee and the Holders of the Bonds, and the terms upon which the Bonds are, and are to be, authenticated and delivered. All terms used in this Bond that are defined in the Indenture shall have the meanings assigned to them in the Indenture.

         Each payment on this Bond, when made, shall be applied first to the payment of interest accrued and unpaid on this Bond and then to the payment of principal on this Bond.

         The principal and interest so payable on any Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Bond is registered on the regular Record Date for such Payment Date, which shall be the close of business on the last Business Day of the month next preceding the month in which such Payment Date is deemed to occur, or, for the first Payment Date, the Delivery Date. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder as of the Record Date and may be paid to the Holder of this Bond as of a Special Record Date, to be fixed by the Trustee, for the payment of such defaulted interest, notice whereof shall be given to Bondholders not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Bonds of this Series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture.

         So long as this Bond is registered in the name of a Clearing Agency or its nominee, the Trustee will make payments of principal of and interest on this Bond by wire transfers of immediately available funds to the Clearing Agency or its nominee. Notwithstanding the above, the final distribution on this Bond will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Bond at its principal Corporate Trust Office or such other offices or agencies appointed by the Trustee for that purpose and such other locations provided in the Indenture.

         The Class A-4 Bonds were issued on June 6, 1996 at a price equal to 93.562500% of their original principal amount. Based on that issue price, the Class A-4 Bonds were issued with original issue discount ("OID") for federal income tax purposes in an amount equal to 6.437500% of their original principal amount. The monthly yield to maturity of the Class A-4 Bonds expressed on an annual basis is approximately 9.03% and the amount of OID allocable to the short first accrual period (June 6, 1996 through June 27, 1996) as a percentage of the original principal amount of the Class A-4 Bonds is approximately 0.058087%. The stated interest rate on the Class A-4 Bonds is 7.50% per annum. In computing the monthly yield to maturity and the OID amounts specified above, the Issuer has used (i) a method embodying an economic accrual of income, (ii) a prepayment assumption equal to 21% CPR (as defined in the Prospectus), and (iii) a 30 days per month/360 days per year accounting convention. The actual yield to maturity and OID may differ from the projected amounts.

         The Class A-4 Bonds are subject to redemption, in whole, but not in part, at the option of the Issuer on any Payment Date on or after the earlier of
(i) May 28, 2003 or (ii) the Payment Date on which, after giving effect to payments of principal to be made on such date, the aggregate principal balance of Bonds then Outstanding is less than 35% of the original aggregate principal amount of the Bonds (including any Additional Bonds). In addition, the Issuer may redeem the Bonds in whole, but not in part, at any time upon a determination by the Issuer, based upon an Opinion of Counsel, that a substantial risk exists that the Bonds will not be treated for federal income tax purposes as evidences of indebtedness. Any such redemption of the Bonds will be at the Redemption Price set forth in the Indenture.

         Certain Events of Default will entitle the Trustee to declare the principal of all or a portion of the Bonds to be due and payable or to take possession of and retain the Trust Estate intact, in either case in the manner and with the effect provided in the Indenture.

         Anything in the Indenture or in any other instrument referenced therein to the contrary notwithstanding, the Holder hereof, by accepting delivery of this Bond, recognizes that this Bond is a non-recourse obligation of the Issuer and agrees to look solely to the Trust Estate and a financial guaranty insurance policy issued by MBIA (as defined herein) for the Bonds for the payment of all sums due hereunder and under the terms of the Indenture, and the Issuer shall not be liable for any deficiency or other personal money judgment with respect to the payment of such sums. The Holder of this Bond shall be deemed to have agreed, by its acceptance of this Bond, not to file or join in filing any petition of bankruptcy or commence any similar proceeding in respect of the Issuer and to treat this Bond as a debt instrument for purposes of federal and state income tax, franchise tax and any other tax measured in whole or in part by income.

         As provided in the Indenture and subject to any limitations on transfer of this Bond by a Clearing Agency or its nominee and certain limitations set forth in the Indenture, the transfer of this Bond is registrable in the Bond Register upon surrender of this Bond for registration of transfer at the principal Corporate Trust Office of the Trustee or such other offices or agencies appointed by the Trustee for that purpose and such other locations provided in the Indenture, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Bond Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Bonds of the same Class in the same aggregate principal balance will be issued to the designated transferee or transferees.

         Fiduciaries of employee benefit plans and certain other retirement plans and arrangements that are subject to ERISA or corresponding provisions of the Code, including individual retirement accounts and annuities, Keogh Plans, and collective investment funds in which such plans, accounts, or arrangements are invested (any of the foregoing, a "Plan"), persons acting on behalf of a Plan, or persons using the assets of a Plan ("Plan Investors"), should review carefully with their legal advisors whether the purchase or holding of this Bond could give rise to a transaction that is prohibited under ERISA or the Code or cause the Collateral securing the Bonds to be regarded as "plan assets" for purposes of the Plan Asset Regulations. The Issuer believes that the Class A-4 Bonds will be treated as debt obligations without significant equity features for purposes of the Plan Asset Regulations. Accordingly, a Plan that acquires a Class A-4 Bond should not be treated as having acquired a direct interest in the assets of the Issuer. However, there can be no complete assurance that the Class A-4 Bonds will be treated as debt obligations without significant equity features for purposes of the Plan Asset Regulations.

         Prior to due presentment for registration of transfer of this Bond, the Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the Person in whose name this Bond is registered as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Bond be overdue, and neither the Issuer, the Trustee nor any such agent shall be affected by notice to the contrary.

         The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Bonds under the Indenture at any time by the Issuer with the consent of the Holders of a majority in aggregate principal balance of Bonds at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal balance of specified Classes of Bonds at the time Outstanding, on behalf of the Holders of all the Bonds, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Bond shall be conclusive and binding upon such Holder and upon all future Holders of this Bond and of any Bond issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Bond. As provided in the Indenture and subject to certain limitations therein set forth, MBIA Insurance Corporation ("MBIA") will be entitled to exercise certain Voting Rights of the Holders, and the Holders may exercise such rights only with the prior written consent of MBIA.

         The term "Issuer" as used in this Bond includes any successor thereof under the Indenture.

         This Bond and the Indenture shall be construed in accordance with, and governed by, the laws of the State of New York, without regard to conflict of laws rules.

         Unless the certificate of authentication hereon has been executed by the Trustee by manual signature, this Bond shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, MERIT Securities Corporation has caused this Bond to be signed by the true or facsimile signature of its Vice President and attested by the true or facsimile signature of its Assistant Secretary.

                                    MERIT SECURITIES CORPORATION

                                    By: ________________________________________
                                         Vice President

Attest:

- -------------------------------------
Assistant Secretary

                    TRUSTEE'S CERTIFICATE OF AUTHENTICATION

This is a Class A-4 Bond referred to in the within-mentioned Indenture.

Date of Authentication:                  TEXAS COMMERCE BANK NATIONAL
                                           ASSOCIATION, Trustee

                                          By: ________________________________
                                                          Authorized Officer

                                 ABBREVIATIONS

         The following abbreviations, when used in the inscription on the face of this Bond, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM--as tenants in common                                          UNIF GIFT MIN ACT--.....Custodian......
TEN ENT--as tenants by the entireties                                                   (Cus)          (Minor)
                                                                                 Under Uniform Gifts to Minors

JT TEN--   as joint tenants with rights of                                       Act..........................
               survivorship and not as                                                           (State)
               Tenants in Common

Additional abbreviations may also be used though not in the above list.

                                FORM OF TRANSFER

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns

and transfers unto __________________________________________________________

- -----------------------------------------------------------------------------
                  Please print or typewrite name and address of assignee

- -----------------------------------------------------------------------------
      Please insert Social Security or other identifying Number of Assignee the within Bond of MERIT Securities Corporation and does hereby irrevocably constitute and appoint

_________________________________________________________________, Attorney, to
transfer the said Bond on the books of the within named Corporation, with full power of substitution in the premises.

Dated: __________________________

                                     -------------------------------------------
                                            NOTICE: The signature to this
                                            assignment must correspond with the
                                            name as written upon the face of
                                            this Bond in every particular
                                            without alteration or enlargement or
                                            any change whatever.

- ---------------------------------
SIGNATURE GUARANTEED: The signature must be guaranteed by a commercial bank or trust company or by a member firm of the New York Stock Exchange or another national securities exchange. Notarized or witnessed signatures are not acceptable.

                              PAYMENT INSTRUCTIONS

         The assignee should include the following for purposes of payment:

         Payment shall be made, by wire transfer or otherwise, in immediately available funds, to _______________________, for the account of ___________________, account number _____________, or, if mailed by check, to
_________________________. Applicable reports and statements should be mailed to
_____________________. This information is provided by ___________________, the assignee named above, or ______________________________, as its agent.

                                                                    EXHIBIT A-5

                            FORM OF CLASS A-5 BONDS

UNLESS THIS BOND IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO MERIT SECURITIES CORPORATION OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY BOND ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF
DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE PRINCIPAL OF THIS BOND IS SUBJECT TO PREPAYMENT FROM TIME TO TIME WITHOUT SURRENDER OF OR NOTATION ON THIS BOND. ACCORDINGLY, THE UNPAID PRINCIPAL BALANCE OF THIS BOND MAY BE LESS THAN THE AMOUNT SET FORTH BELOW. ANYONE ACQUIRING THIS BOND MAY ASCERTAIN ITS CURRENT PRINCIPAL BALANCE BY INQUIRY OF THE TRUSTEE.

THIS BOND MAY NOT BE TRANSFERRED EXCEPT UPON COMPLIANCE WITH THE TERMS OF THE WITHIN-REFERENCED INDENTURE.

No.                                        AGGREGATE INITIAL PRINCIPAL BALANCE
                                           OF THE CLASS A-5 BONDS AS OF THE
DENOMINATION:  $                           CLOSING DATE:  $14,750,000



                          MERIT SECURITIES CORPORATION

               COLLATERALIZED MORTGAGE BONDS, SERIES 7, CLASS A-5
                                DUE MAY 28, 2030

                                                     CUSIP NO.  589962 AX7

         MERIT Securities Corporation, a corporation duly organized and existing under the laws of the Commonwealth of Virginia (herein referred to as the "Issuer"), for value received, hereby promises to pay to

                                   CEDE & CO.

or registered assigns, from proceeds of the Collateral pledged under the Indenture referred to within, the principal sum of __________________________________________________________________________ AND
00/100 DOLLARS as hereinafter described and interest on the unpaid principal balance hereof in the manner hereinafter described until this Bond shall have been paid in full.

         This Bond is a "Book-Entry Bond" as described in Section 3.12 of the within-mentioned Indenture, and this Bond is being registered in the name of CEDE & Co., as nominee of The Depository Trust Company, a Clearing Agency. Subject to the terms of the Indenture, the Bonds will be registered as one or more certificates held by a Clearing Agency or its nominee, and beneficial interests will be held by Beneficial Owners through the book-entry facilities of such Clearing Agency or its nominee in minimum denominations of $100,000 and increments of $1,000 in excess thereof, except that one Bond of this Class may be issued in a different denomination.

         The interest on and principal of this Bond shall be payable in lawful money of the United States in the following manner:

               (a) The Class Interest Rate for this Bond for the period from the Delivery Date through June 27, 1996 will be 5.9575% per annum. Interest on this Bond will accrue (computed as if each year consisted of 360 days and each month consisted of 30 days) during the applicable Accrual Period with respect to a Payment Date (each as hereinafter defined) on the outstanding principal balance of this Bond immediately prior to each Payment Date at a per annum rate equal to One-Month LIBOR, as determined on the applicable Floating Rate Determination Date, plus 0.52%, subject to a cap of 10.00% per annum; provided however, if the Issuer does not exercise its option to redeem the Class A-5 Bonds on the first Payment Date on which it is permitted to do so, interest will accrue at a per annum rate equal to One-Month LIBOR on the applicable Floating Rate Determination Date, plus 1.04%, subject to a cap of 10.52% per annum. As used herein, "Accrual Period" means, with respect to each Payment Date, the period commencing on the 28th day of the preceding month through the 27th day of the month in which such Payment Date is deemed to occur (except that the first Accrual Period will be the period from the Delivery Date through June 27, 1996). The Holder of this Bond will be entitled to receive on the twenty-eighth day of each month, or, if such day is not a Business Day, then on the next succeeding Business Day (each a "Payment Date"), commencing on June 28, 1996, an amount equal to this Bond's pro rata share of the Interest Payment Amount for such Payment Date. For accounting purposes the Payment Date will be deemed to occur on the 28th day of the month without regard to whether such day is a Business Day.

               (b) Payments of principal shall be due and payable on the Class A-5 Bonds on each Payment Date to the extent and in the manner described in the Indenture. Payments of principal, if any, due and payable on this Bond on any Payment Date shall be in an amount equal to this Bond's pro rata share of the aggregate installments of principal due and payable on the Bonds of this Class as of such Payment Date, with a final installment due and payable on the maturity of this Bond equal to its unpaid principal balance, all as provided in the Indenture.

         This Bond is one of a duly authorized issue of Bonds of the Issuer, designated as the Collateralized Mortgage Bonds, Series 7, issued in aggregate principal amount of $528,550,000, as specifically set forth in an indenture dated as of November 1, 1994 (the "Original Indenture"), as amended and supplemented by the Series 7 Supplement dated as of May 1, 1996 (the "Series 7 Supplement" and, together with the Original Indenture, the "Indenture"), between the Issuer and Texas Commerce Bank National Association (the "Trustee," which term includes any successor trustee under the Indenture), to which Indenture and indentures supplemental thereto reference is hereby made for a statement of the respective rights thereunder of the Issuer, the Trustee and the Holders of the Bonds, and the terms upon which the Bonds are, and are to be, authenticated and delivered. All terms used in this Bond that are defined in the Indenture shall have the meanings assigned to them in the Indenture.

         Each payment on this Bond, when made, shall be applied first to the payment of interest accrued and unpaid on this Bond and then to the payment of principal on this Bond.

         The principal and interest so payable on any Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Bond is registered on the regular Record Date for such Payment Date, which shall be the close of business on the last Business Day of the month next preceding the month in which such Payment Date is deemed to occur, or, for the first Payment Date, the Delivery Date. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder as of the Record Date and may be paid to the Holder of this Bond as of a Special Record Date, to be fixed by the Trustee, for the payment of such defaulted interest, notice whereof shall be given to Bondholders not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Bonds of this Series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture.

         So long as this Bond is registered in the name of a Clearing Agency or its nominee, the Trustee will make payments of principal of and interest on this Bond by wire transfers of immediately available funds to the Clearing Agency or its nominee. Notwithstanding the above, the final distribution on this Bond will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Bond at its principal Corporate Trust Office or such other offices or agencies appointed by the Trustee for that purpose and such other locations provided in the Indenture.

         The Class A-5 Bonds are subject to redemption, in whole, but not in part, at the option of the Issuer on any Payment Date on or after the earlier of
(i) May 28, 2003 or (ii) the Payment Date on which, after giving effect to payments of principal to be made on such date, the aggregate principal balance of Bonds then Outstanding is less than 35% of the original aggregate principal amount of the Bonds (including any Additional Bonds). In addition, the Issuer may redeem the Bonds in whole, but not in part, at any time upon a determination by the Issuer, based upon an Opinion of Counsel, that a substantial risk exists that the Bonds will not be treated for federal income tax purposes as evidences of indebtedness. Any such redemption of the Bonds will be at the Redemption Price set forth in the Indenture.

         Certain Events of Default will entitle the Trustee to declare the principal of all or a portion of the Bonds to be due and payable or to take possession of and retain the Trust Estate intact, in either case in the manner and with the effect provided in the Indenture.

         Anything in the Indenture or in any other instrument referenced therein to the contrary notwithstanding, the Holder hereof, by accepting delivery of this Bond, recognizes that this Bond is a non-recourse obligation of the Issuer and agrees to look solely to the Trust Estate and a financial guaranty insurance policy issued by MBIA (as defined herein) for the Bonds for the payment of all sums due hereunder and under the terms of the Indenture, and the Issuer shall not be liable for any deficiency or other personal money judgment with respect to the payment of such sums. The Holder of this Bond shall be deemed to have agreed, by its acceptance of this Bond, not to file or join in filing any petition of bankruptcy or commence any similar proceeding in respect of the Issuer and to treat this Bond as a debt instrument for purposes of federal and state income tax, franchise tax and any other tax measured in whole or in part by income.

         As provided in the Indenture and subject to any limitations on transfer of this Bond by a Clearing Agency or its nominee and certain limitations set forth in the Indenture, the transfer of this Bond is registrable in the Bond Register upon surrender of this Bond for registration of transfer at the principal Corporate Trust Office of the Trustee or such other offices or agencies appointed by the Trustee for that purpose and such other locations provided in the Indenture, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Bond Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Bonds of the same Class in the same aggregate principal balance will be issued to the designated transferee or transferees.

         Fiduciaries of employee benefit plans and certain other retirement plans and arrangements that are subject to ERISA or corresponding provisions of the Code, including individual retirement accounts and annuities, Keogh Plans, and collective investment funds in which such plans, accounts, or arrangements are invested (any of the foregoing, a "Plan"), persons acting on behalf of a Plan, or persons using the assets of a Plan ("Plan Investors"), should review carefully with their legal advisors whether the purchase or holding of this Bond could give rise to a transaction that is prohibited under ERISA or the Code or cause the Collateral securing the Bonds to be regarded as "plan assets" for purposes of the Plan Asset Regulations. The Issuer believes that the Class A-5 Bonds will be treated as debt obligations without significant equity features for purposes of the Plan Asset Regulations. Accordingly, a Plan that acquires a Class

A-5 Bond should not be treated as having acquired a direct interest in the assets of the Issuer. However, there can be no complete assurance that the Class A-5 Bonds will be treated as debt obligations without significant equity features for purposes of the Plan Asset Regulations.

         Prior to due presentment for registration of transfer of this Bond, the Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the Person in whose name this Bond is registered as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Bond be overdue, and neither the Issuer, the Trustee nor any such agent shall be affected by notice to the contrary.

         The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Bonds under the Indenture at any time by the Issuer with the consent of the Holders of a majority in aggregate principal balance of Bonds at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal balance of specified Classes of Bonds at the time Outstanding, on behalf of the Holders of all the Bonds, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Bond shall be conclusive and binding upon such Holder and upon all future Holders of this Bond and of any Bond issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Bond. As provided in the Indenture and subject to certain limitations therein set forth, MBIA Insurance Corporation ("MBIA") will be entitled to exercise certain Voting Rights of the Holders, and the Holders may exercise such rights only with the prior written consent of MBIA.

         The term "Issuer" as used in this Bond includes any successor thereof under the Indenture.

         This Bond and the Indenture shall be construed in accordance with, and governed by, the laws of the State of New York, without regard to conflict of laws rules.

         Unless the certificate of authentication hereon has been executed by the Trustee by manual signature, this Bond shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, MERIT Securities Corporation has caused this Bond to be signed by the true or facsimile signature of its Vice President and attested by the true or facsimile signature of its Assistant Secretary.

                                     MERIT SECURITIES CORPORATION

                                     By: _______________________________________
                                          Vice President

Attest:

- -------------------------------------
Assistant Secretary

                                        TRUSTEE'S CERTIFICATE OF AUTHENTICATION

This is a Class A-5 Bond referred to in the within-mentioned Indenture.

Date of Authentication:                          TEXAS COMMERCE BANK NATIONAL
                                                   ASSOCIATION, Trustee

                                                 By: ___________________________
                                                          Authorized Officer

                                 ABBREVIATIONS

         The following abbreviations, when used in the inscription on the face of this Bond, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM--as tenants in common                                          UNIF GIFT MIN ACT--.....Custodian......
TEN ENT--as tenants by the entireties                                                   (Cus)          (Minor)
                                                                                 Under Uniform Gifts to Minors

JT TEN--   as joint tenants with rights of                                       Act..........................
               survivorship and not as                                                           (State)
               Tenants in Common

Additional abbreviations may also be used though not in the above list.

                                FORM OF TRANSFER

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns

and transfers unto ____________________________________________________________

- -------------------------------------------------------------------------------
                  Please print or typewrite name and address of assignee

- -------------------------------------------------------------------------------
      Please insert Social Security or other identifying Number of Assignee the within Bond of MERIT Securities Corporation and does hereby irrevocably constitute and appoint

_________________________________________________________________, Attorney, to
transfer the said Bond on the books of the within named Corporation, with full power of substitution in the premises.

Dated: __________________________

                                       -----------------------------------------

                                            NOTICE: The signature to this
                                            assignment must correspond with the
                                            name as written upon the face of
                                            this Bond in every particular
                                            without alteration or enlargement or
                                            any change whatever.

- ---------------------------------
SIGNATURE GUARANTEED: The signature must be guaranteed by a commercial bank or trust company or by a member firm of the New York Stock Exchange or another national securities exchange. Notarized or witnessed signatures are not acceptable.

                              PAYMENT INSTRUCTIONS

         The assignee should include the following for purposes of payment:

         Payment shall be made, by wire transfer or otherwise, in immediately available funds, to _______________________, for the account of ___________________, account number _____________, or, if mailed by check, to
_________________________. Applicable reports and statements should be mailed to
_____________________. This information is provided by ___________________, the assignee named above, or ______________________________, as its agent.

                                   EXHIBIT B

                 PARAMETERS FOR ADDITIONAL MORTGAGE COLLATERAL

        Following the pledge of Additional Mortgage Collateral, the aggregate Mortgage Loans then pledged to secure the Bonds will satisfy the following parameters:

        (i) the percentage of Mortgage Loans in the related Mortgage Pool with a fixed rate of interest will not be more than 18% of the then aggregate Scheduled Principal Balance of the First Pool Mortgage Loans or more than 81% of the then aggregate Scheduled Principal Balance of the Second Pool Mortgage Loans;

        (ii) the percentage of ARM Loans in the related Mortgage Pool will not be more than 87% of the then aggregate Scheduled Principal Balance of the First Pool Mortgage Loans or more than 22% of the then aggregate Scheduled Principal Balance of the Second Pool Mortgage Loans;

        (iii) the percentage of ARM Loans in the related Mortgage Pool that contain "due-on-sale" clauses will not exceed 2% of the then aggregate Scheduled Principal Balance of the First Pool Mortgage Loans or more than 2% of the then aggregate Scheduled Principal Balance of the Second Pool Mortgage Loans;

        (iv) the weighted average original loan-to-value ratio of the First Pool Mortgage Loans will not exceed 74% and the weighted average original loan-to-value ratio of the Second Pool Mortgage Loans will not exceed 71%;

        (v) the percentage of First Pool Mortgage Loans secured by investor properties will not exceed 2% and the percentage of Second Pool Mortgage Loans secured by investor properties will not exceed 2%;

        (vi) the percentage of First Pool Mortgage Loans originated pursuant to a "limited documentation" program will not exceed 35% and the percentage of Second Pool Mortgage Loans originated pursuant to a "limited documentation" program will not exceed 19%;

        (vii) the percentage of First Pool Mortgage Loans originated pursuant to underwriting standards that are less stringent than the underwriting guidelines of FNMA or FHLMC with respect to a Borrower's creditworthiness will not exceed 42% and the percentage of Second Pool Mortgage Loans originated pursuant to underwriting standards that are less stringent than the underwriting guidelines of FNMA or FHLMC with respect to a Borrower's creditworthiness will not exceed 64%;

        (viii) the percentage of First Pool Mortgage Loans having an original loan-to-value ratio in excess of 80%, after giving effect to Additional Collateral, that will be covered by a Primary Mortgage Insurance Policy will equal at least 50%;

        (ix) the percentage of cash-out refinance First Pool Mortgage Loans will not exceed 33% and the percentage of cash-out refinance Second Pool Mortgage Loans will not exceed 79%;

        (x) the percentage of First Pool Mortgage Loans that are delinquent by one or more Scheduled Payments will not exceed 3% and the percentage of Second Pool Mortgage Loans that are delinquent by one or more Scheduled Payments will not exceed 2%;

        (xi) the maximum Unpaid Principal Balance of any "additional" Mortgage Loan will not exceed the then current maximum in the related Mortgage Pool;

        (xii) the geographic concentration of Mortgaged Premises in any state with a Mortgage Loan concentration of 5% or greater in a Mortgage Pool will not increase by more than 5% of such concentration, and the geographic concentration of Mortgaged Premises in any state with a Mortgage Loan concentration of less than 5% in a Mortgage Pool will not exceed 5%;

        (xiii) the property types of Mortgaged Premises will not vary materially;

        (xiv) no Additional Mortgage Collateral will have an original loan-to-value ratio in excess of 95%; and

        (xv) the weighted average Gross Margin for the ARM Loans in either Mortgage Pool will not vary by more than five basis points from the weighted average Gross Margin for such Mortgage Loans as of the Cut-off Date.